UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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PFSweb, Inc.

(Name of Registrant as Specified In Its Charter)

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PFSweb, Inc.
500 North Central Expressway
Suite 500
Plano, Texas 75074
Dear Stockholder:
     You are cordially invited to attend the Annual Meeting of Stockholders of PFSweb, Inc. (the “Company”), which will be held at TPC Craig Ranch, McKinney, Texas, on Friday, June 5, 2009 at 10:00 a.m. (local time).
     At the Annual Meeting, stockholders will be asked to (i) elect two directors, (ii) approve an amendment to the Company’s Certificate of Incorporation to reduce the number of authorized shares of common stock, (iii) approve amendments to the Company’s stock option plans and (iv) ratify the appointment of Grant Thornton LLP as the Company’s independent auditors. Information about these matters is contained in the attached Proxy Statement.
     It is important that your shares be represented at the Annual Meeting, regardless of the number you hold. To ensure your representation at the Annual Meeting, you are urged to complete, date, sign and return the enclosed proxy as promptly as possible. A postage-prepaid envelope is enclosed for that purpose. In addition, to ensure your representation at the Annual Meeting, you may vote your shares by (a) calling the toll free telephone number indicated on the proxy card or (b) accessing the special web site indicated on the proxy card, each as more fully explained in the telephone and internet voting instructions. If you attend the Annual Meeting, you may vote in person even if you have previously returned a proxy card. Please note that if you hold your shares of our common stock through your broker, you will not be able to vote in person at the meeting.
     I sincerely hope you will be able to attend the Annual Meeting, and I look forward to seeing you on June 5, 2009.
Sincerely,
Mark C. Layton
Chairman, President and Chief Executive Officer
April                     , 2009

PFSweb, Inc.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
June 5, 2009
     The Annual Meeting of Stockholders of PFSweb, Inc. (the “Company”) will be held on Friday, June 5, 2009 at 10:00 a.m. at TPC Craig Ranch, McKinney, Texas, for the following purposes:
1.	To elect two Class I directors;

2.	To amend our Amended and Restated Certificate of Incorporation to reduce the number of authorized shares of Common Stock from 75 million shares to 35 million shares;

3.	To approve amendments to our 2005 Employee Stock and Incentive Plan to increase the number of shares of Common Stock issuable thereunder by 1.5 million shares and certain other amendments thereto;

4.	To approve an amendment to our Non-Employee Director Stock Option and Retainer Plan to increase the number of shares of Common Stock issuable thereunder by 45,000 shares;

5.	To ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2009; and

6.	To transact such other business as may properly come before the meeting or any adjournment thereof.
     The Board of Directors has fixed the close of business on April 17, 2009 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Each stockholder, even though he or she may presently intend to attend the Annual Meeting, is requested to execute and date the enclosed proxy card and return it without delay in the enclosed postage-paid envelope. Any stockholder present at the Annual Meeting may withdraw his or her proxy card and vote in person on each matter properly brought before the Annual Meeting.
     Please sign, date and mail the enclosed proxy in the enclosed envelope promptly, so that your shares of stock may be represented at the meeting.
By Order of the Board of Directors
Cindy Almond
Secretary
Plano, Texas
April                     , 2009

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
ITEM NO. 1
COMPENSATION DISCUSSION AND ANALYSIS
SUMMARY COMPENSATION TABLE
2008 GRANTS OF PLAN BASED AWARDS
OUTSTANDING EQUITY AWARDS AT 2008 FISCAL YEAR END
EMPLOYMENT, CHANGE OF CONTROL AND TERMINATION ARRANGEMENTS FOR EXECUTIVES
2008 DIRECTOR COMPENSATION
ITEM 2
ITEM 3
ITEM 4
NEW PLAN BENEFITS
ITEM 5
GENERAL INFORMATION
OTHER MATTERS
APPENDIX A
APPENDIX B

PFSweb, Inc.
500 North Central Expressway, Suite 500
Plano, Texas 75074
(972) 881-2900
PROXY STATEMENT
     We are furnishing this Proxy Statement in connection with the solicitation of proxies on behalf of the Board of Directors of PFSweb, Inc. (“PFSweb,” the “Company,” “we,” “us,” or “our”) to be voted at the Annual Meeting of Stockholders to be held at TPC Craig Ranch, McKinney, Texas, on Friday, June 5, 2009, at 10:00 a.m. and at any and all adjournments thereof. This Proxy Statement, the Notice of Annual Meeting, the accompanying Proxy and the Annual Report to Stockholders are first being mailed to stockholders on or about May 7, 2009.
     As a result of the reverse stock split (“Reverse Split”) effective June 2, 2008, all share and per share amounts for common stock, warrants and stock options have been restated to reflect the Reverse Split on a retro-active basis.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 5, 2009:
     The enclosed proxy statement and 2008 Annual Report to Stockholders are available at www.pfsweb.com/proxymaterials.
VOTING PROCEDURES
     Your vote is very important. You can vote the shares of PFSweb common stock that are held directly in your name and not through your brokerage account at the Annual Meeting if you are present in person or represented by proxy. You may revoke your proxy at any time before the Annual Meeting by delivering written notice to our Secretary, by submitting a proxy bearing a later date or by appearing in person and casting a ballot at the Annual Meeting. If we receive a properly executed proxy before voting at the Annual Meeting is closed, the persons named as the Proxy on the proxy card will vote the proxy in accordance with the directions provided on that card. If you do not indicate how your shares are to be voted, your shares will be voted as recommended by the Board. If you wish to give a proxy to someone other than the persons named on the proxy card, you should cross out the names contained on the proxy card and insert the name(s) of the person(s) who hold(s) your proxy. Please note that the person(s) to whom you give your proxy must be present in person at the Annual Meeting to vote your shares.
Who can vote?
     Stockholders of record as of the close of business on April 17, 2009, are entitled to vote at the Annual Meeting. On that date,                 shares of our common stock, excluding 18,361 shares of common stock in treasury, were outstanding and eligible to vote. Each share is entitled to one vote on each matter presented at the Annual Meeting. The closing sale price of the common stock as reported on the NASDAQ Capital Market on the record date was $1.32 per share.
How do I vote?
     You can vote in person at the Annual Meeting. Alternatively, a stockholder who holds shares of our common stock of record and not in “street name” may vote shares by giving a proxy via mail, telephone or the Internet. To vote your proxy by mail, indicate your voting choices, sign and date your Proxy and return it in the postage-paid envelope provided. You may vote by telephone or the Internet by following the instructions on your Proxy. Your telephone or Internet delivery authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your Proxy via the mail.
     If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Proxy Statement, the Notice of Annual Meeting, the accompanying Proxy and the Annual Report have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or on the Internet.
     All stockholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote at the Annual Meeting.
What shares are represented by the Proxy?
     The Proxy that we are delivering represents all the shares registered in your name with our transfer agent, BNY Mellon Shareowner Services. The proxy that is delivered by your broker, bank or other nominee represents the shares held by you in an account at that institution.
How are votes counted?
     If you return a signed and dated Proxy but do not indicate how the shares are to be voted, those shares will be voted as recommended by the Board. A valid Proxy also authorizes the individuals named as proxies to vote your shares in their discretion on any other matters which, although not described in the Proxy Statement, are properly presented for action at our Annual Meeting. If you indicate on your Proxy that you wish to “abstain” from voting on an item, your shares will not be voted on that item. Abstentions and broker non-votes are not counted in determining the number of shares voted for or against any nominee for Director or any other proposal, but will be counted to determine whether there is a quorum present. There is no right to cumulative voting.
What vote is required?
     In order to have a quorum present at the Annual Meeting, a majority of our shares of common stock that are outstanding and entitled to vote at the Annual Meeting must be represented in person or by proxy. If a quorum is not present, the Annual Meeting will be rescheduled for a later date.
     The Directors must be elected by a plurality of the votes cast.
     The proposal to amend our Amended and Restated Certificate of Incorporation to reduce the number of authorized shares of Common Stock requires the affirmative vote of a majority of the outstanding shares of our common stock.
     All of the other proposals require the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter. Abstentions are counted for quorum purposes, but in effect count as negative votes because they are shares represented by proxy that are not voted in the affirmative. Broker non-votes are not shares represented by proxy and are not counted as part of the vote total and have no effect on the outcome.
What is the recommendation of the Board of Directors?
     The Board of Directors recommends that stockholders vote (i) FOR the nominees of the Board of Directors (Item No. 1), (ii) FOR the amendment to the Company’s Amended and Restated Certificate of Incorporation to reduce the number of authorized shares of Common Stock (Item No. 2), (iii) FOR the amendments to our 2005 Employee Stock and Incentive Plan to increase the number of shares of Common Stock issuable thereunder and the other amendments described herein (Item No. 3), (iv) FOR the amendment to our Non-Employee Director Stock Option and Retainer Plan to increase the number of shares of Common Stock issuable thereunder (Item No. 4), and (v) FOR the ratification of the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2009 (Item No. 5). If you do not indicate how your shares are to be voted, your shares will be voted as recommended by the Board.

Who will tabulate the vote?
     Our transfer agent, BNY Mellon Stockholder Services, will tally the vote, which will be certified by an inspector of election who is a PFSweb employee.
Who will bear the expenses of our solicitation? How will we solicit votes?
     We will bear our own cost of solicitation of proxies. In addition to the use of the mail, proxies may be solicited by our directors and officers by personal interview, telephone, telegram, facsimile or e-mail. Our directors and officers will not receive additional compensation for this solicitation but may be reimbursed for out-of-pocket expenses incurred in connection with these activities. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares of our common stock held of record by these people or institutions, in which case we will reimburse these brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with these forwarding activities. We may retain BNY Mellon Shareowner Services, LLC to assist in the solicitation of proxies for an estimated fee of $10,000 plus reimbursement of expenses.
Are there appraisal rights?
     Stockholders have no dissenters’ rights of appraisal with respect to any of the matters to be voted upon at the Annual Meeting.
ITEM NO. 1
NOMINEES FOR THE BOARD OF DIRECTORS
     The Board of Directors is divided into three classes. Each class serves three years, with the terms of office of the respective classes expiring in successive years. The term of the current Class I directors expires at the 2009 Annual Meeting; the term of the current Class II director expires at the 2010 Annual Meeting; and the term of the current Class III directors expires at the 2011 Annual Meeting. The Board presently consists of five members, two Class I directors, one Class II director and two Class III directors. The nominees to serve as Class I directors who have been nominated and recommended by the Board of Directors are David I. Beatson and James F. Reilly. If elected, Messrs. Beatson and Reilly are expected to serve until the Company’s 2012 annual meeting and until their respective successors are elected and qualified. The shares represented by proxies in the accompanying form will be voted for the election of the nominees unless authority to so vote is withheld. The Board of Directors has no reason to believe that such nominees will not serve if elected, but if any one or more of them should become unavailable to serve as a director, and if the Board designates a substitute nominee or nominees, the person named as proxies will vote for the substitute nominee(s) designated by the Board.
     The following information, which has been provided by the individuals named, sets forth for each member of the Board of Directors, such person’s name, age, principal occupation or employment during at least the past five years, the name of the corporation or other organization, if any, in which such occupation or employment is carried on and the period during which such person has served as a director of the Company.
Nominees for Class I Directors
     David I. Beatson, age 61, has served as a non-employee Director since November 2000. Mr. Beatson is Chief Executive Officer of Globalware Solutions (“GWS”), a global supply chain management solution provider with facilities in North America, Asia and Europe. GWS provides comprehensive state-of-the-art physical and digital supply chain solutions that enable clients to increase return on investment and improve time-to-market. Mr. Beatson is a recognized leader in the field of transportation, logistics and supply chain management having served as Chairman and CEO of several leading companies in the industry. From July 2003 to April 2005, Mr. Beatson served as Regional CEO North America and Member of the Executive Board of Panalpina, Inc., a leading provider of intercontinental airfreight and sea freight forwarding and transportation, specializing in global integrated logistics and comprehensive supply chain management solutions. From June 2000 to July 2001, Mr. Beatson served as president, CEO and Chairman of Supply Links, Inc., an Internet-based business-to-business global supply chain network that links customers to multiple transportation modes and service providers through a single platform. From July 1998 to June 2000, Mr. Beatson served as chairman, president and CEO of Circle International Group, Inc., a global transportation and logistics company. From 1991 to June 1994, Mr. Beatson served as vice-president of sales and marketing and then from June 1994 until July 1998 as president and CEO of Emery Worldwide, a global transportation and logistics company. Prior to 1991, Mr. Beatson held several management positions in the logistics and transportation industry, including American Airlines and CF Airfreight. Mr. Beatson also currently serves as an industry representative member of the Executive Advisory Committee to the National Industrial Transportation League, to which the Air Freight Association elected him in 1995. He also serves on several industry boards including the Council of Supply Chain Management Professionals.
     James F. Reilly, age 50, has served as a non-employee Director of the Company since its inception in 1999. Mr. Reilly has been an investment banker since 1983 and is currently a Senior Advisor to Needham & Company, LLC, a nationally recognized investment banking and asset management firm focused primarily on serving emerging growth industries and their investors. He has been with Needham & Company, LLC, since January 2004 serving in various capacities including Head of West Coast Investment Banking. Previously he was a Managing Director of J.P. Morgan Securities, Inc., an investment banking firm, and a Managing Director in the Technology Group of Warburg Dillon Read, the global investment banking division of UBS AG. From 1983 to 1999, Mr. Reilly was associated with Warburg Dillon Read or one of its predecessor companies and specialized in corporate finance advisory work for a broad range of technology companies.
Class II Director
     Dr. Neil W. Jacobs, age 74, has served as a non-employee Director of the Company since July 2000. Dr. Jacobs is a technology industry veteran and Emeritus Professor of Management, at the W. A. Franke College of Business (“FCB”) at Northern Arizona University (“NAU”). In May 2007 he was elected to the FCB Faculty Hall of Fame. Dr. Jacobs’ academic areas of interest included strategic management and the role of information technology in support of strategy and operations. From 1996 to 1999, Dr. Jacobs served as associate dean of the College of Business Administration at NAU. Prior to his academic career, he served as an officer in the United States Air Force and held management positions in manufacturing, materials management, and information technology at IBM and Memorex.
Class III Directors
     Timothy M. Murray, age 56, has served as a non-employee Director of the Company since its inception in 1999. Mr. Murray is a partner of Chicago Growth Partners (a private equity firm) and is a managing director of several private equity funds related to William Blair Capital Partners (a private equity firm). From 1979 to 2004, Mr. Murray was employed at William Blair & Company (an investment banking firm) and was a Principal of that firm from 1984 to 2004. Mr. Murray is a director of several privately held corporations.
     Mark C. Layton, age 49, has served as Chairman of the Board, President and Chief Executive Officer of PFSweb since its inception in 1999. Mr. Layton previously held the following positions with Daisytek International Corporation (“Daisytek”), a leading global distributor of consumable computer supplies and office products and the former parent corporation of the Company: Chairman of the Board from September 1999 to October 2000; President, Chief Executive Officer and Chief Operating Officer from April 1997 to February 2000; Director from 1988 to October 2000; President, Chief Operating Officer and Chief Financial Officer from 1993 to April 1997; Executive Vice President from 1990 to 1993; and Vice President — Operations from 1988 to 1990. Prior to joining Daisytek, Mr. Layton served as a management consultant with Arthur Andersen & Co., S.C. for six years through 1988 specializing in wholesale and retail distribution and technology.
Executive Officers and Officers
     In addition to the individuals named above, the following are the names, ages and positions of the other executive officers and officers of the Company:
Executive Officers
     Steven S. Graham, age 57, has served as Executive Vice President of the Company since inception in 1999. Mr. Graham is currently Chief Solutions Officer and prior to 2007, served as Chief Technology Officer of the Company from its inception in 1999. Mr. Graham previously served as Senior Vice President of Information Technologies and Chief

Information Officer of Daisytek, a position he held from 1996 to 2000. Prior to joining Daisytek, Mr. Graham was employed as Vice President of Technology by Ingram Micro, a major technology distributor. Mr. Graham has over 34 years of experience in the information-technology and outsourcing fields.
     Thomas J. Madden, age 47, has served as Executive Vice President, Chief Financial and Accounting Officer of the Company since its inception in 1999. Mr. Madden previously served as Chief Financial Officer of Daisytek from 1997 to 2000, as Vice President — Finance, Treasurer and as Chief Accounting Officer of Daisytek from 1994 to 2000 and as Controller of Daisytek from 1992 to 1994. From 1983 to 1992, Mr. Madden served in various capacities with Arthur Andersen & Co., S.C., including financial consulting and audit manager.
     Michael C. Willoughby, age 45, has served as President of Priority Fulfillment Services, a subsidiary of the Company, since February 2006. He also serves as Executive Vice President and Chief Information Officer of the company, positions he has held since October 2001. From 1999 to 2001, Mr. Willoughby served the Company as Vice President of E-Commerce. Prior to joining the Company, Mr. Willoughby served as President and Chief Executive Officer of Design Technologies, Inc., an e-commerce software development firm from 1994 to 1999. Prior to founding Design Technologies, Inc., Mr. Willoughby served as President and Chief Executive Officer of Integration Services, Inc., an IT consulting services company.
     Cynthia D. Almond, age 41, has served as Vice President — Client Services of the Company since March 2001 and as Secretary of the Company since 2007. From 1999 to 2001, Ms. Almond served as Director of Account Management. From 1991 to 1999, Ms. Almond served in various marketing, product management and sales capacities for Daisytek.
Officers
     Scott R. Talley, age 44, has served as Vice President — International Distribution for the Company since its inception in 1999. Mr. Talley previously served in various capacities for Daisytek since 1991, most recently as Vice President — Distribution. Mr. Talley received a Bachelor of Business Administration degree from the University of North Texas and a Master’s of Business Administration degree from New York Institute of Technology.
     Bruce E. McClung, age 71, has served as Vice President — Sales of the Company since October 2001. From 1999 to 2001, Mr. McClung served in various marketing and sales capacities for the Company. From 1995 to 1998, Mr. McClung served in various capacities for Daisytek. Mr. McClung has spent more than 25 years in sales, marketing and management roles in systems and solutions organizations, including Daisytek, IBM, Boeing and Perdata.
     David B. Reese, age 46, has served as Vice President — Business Solutions of the Company since November 2004. From 2000 to 2004, Mr. Reese served as Director of Implementation Services for the Company. Mr. Reese was Director of European Operations from January 1999 to May 2000. From 1995 to 1998, Mr. Reese served in various capacities for Daisytek. Previously Mr. Reese was Vice President of Operations for a 3PL company and operated several intermodel and distribution facilities.
     Gibson T. Dawson, age 43, has served as Vice President — Corporate Controller of the Company since May 2007. From 1998 to 2007, Mr. Dawson served as Corporate Controller for PFSweb. Prior to joining the Company, Mr. Dawson was controller for a recorded-music distribution company and prior to that spent more than 8 years with KPMG LLP in the assurance services practice.
Meetings and Committees of the Board
     The Board of Directors met a total of eight times during the calendar year ended December 31, 2008. The Board of Directors has determined that, other than Mr. Layton, each director is independent within the meaning of applicable Securities and Exchange Commission (“SEC”) rules and NASD listing standards. The independent directors are able to and generally meet in executive session without the Company’s management at each regularly scheduled Board meeting.
     The Board of Directors does not have a policy regarding director attendance at the annual meeting of stockholders, and no director attended the 2008 annual meeting other than Mr. Layton.
     The Board of Directors currently has standing Nominating, Audit, Compensation, and Stock Option Committees.

     The Nominating Committee is responsible for identifying and evaluating individuals qualified to become Board members and recommending to the Board candidates to stand for election or re-election as directors. The Committee will consider candidates at the recommendation of existing Board members, Company management, search firms or other consultants, or stockholders. Stockholders wishing to recommend director candidates to the Board may do so by writing to the Committee in care of the Corporate Secretary at the Company’s executive office, 500 North Central Expressway, Plano, TX 75074. At a minimum, director candidates should have demonstrated achievement in their particular field of endeavor, significant business or other management experience that would be of value to the Company, integrity and high ethical standards, good communication and leadership skills, and the ability and willingness to commit adequate time and attention to carry out their Board duties effectively. The Committee will evaluate candidates through background and reference checks, interviews and an analysis of each candidate’s qualifications and attributes in light of the current composition of the Board and the Company’s leadership needs at the time. From time to time, the Committee may engage the services of an outside consultant to assist the Committee by conducting searches to identify candidates, evaluating candidates’ qualifications, handling background and reference checks, and making initial contacts with potential candidates. The members of the Nominating Committee are Timothy M. Murray and Dr. Neil W. Jacobs, each of whom has been determined to be independent as discussed above. The Nominating Committee has adopted a charter which is available on the Company’s website at www.pfsweb.com (the contents of the website are not incorporated in this Proxy Statement by reference). The Nominating Committee met one time during the calendar year ended December 31, 2008.
     The Audit Committee is established for the purpose of overseeing the Company’s accounting and financial reporting processes and audits of the Company’s financial statements. The Audit Committee is established to assist the Board in fulfilling its oversight responsibilities by reviewing and reporting to the Board on the integrity of the financial reports and other financial information provided by the Company to its stockholders. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company. The Company’s auditors report directly to the Audit Committee.
     The Audit Committee is comprised of three directors, Mr. Reilly, Mr. Beatson and Dr. Jacobs, each of whom has been determined by the Board of Directors to be independent as discussed above, and is able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. The Board of Directors has determined that, based on his relevant experience as described above, Mr. Reilly is qualified as the audit committee financial expert within the meaning of applicable SEC regulations and has the requisite financial sophistication required by the NASD listing standards. The Audit Committee met a total of six times during calendar year 2008. The Committee has adopted a written amended and restated audit committee charter setting out the audit-related functions of the Audit Committee, and the Committee reviews and reassesses the adequacy of the charter on an annual basis. A copy of the charter is available on the Company’s website at www.pfsweb.com.
     The Compensation Committee approves, or in some cases recommends, to the Board, remuneration and compensation arrangements involving the Company’s executive officers and other key employees. The current members of the Compensation Committee are Messrs. Murray and Reilly, who are independent as described above. The Compensation Committee also serves as the Stock Option Committee to administer the Company’s employee stock option and purchase plans. The Compensation Committee and Stock Option Committee met a total of four times during the calendar year ended December 31, 2008.
     During fiscal year 2008, no current director or director nominee attended fewer than 75% of the aggregate of all meetings of the Board and the committees, if any, upon which such director served and which were held during the period of time that such person served on the Board or such committee.
Communicating with the Board of Directors
     Stockholders wishing to communicate with one or more Directors or the Board as a whole may do so in a writing addressed to the Director(s) or the Board and sent to the Corporate Secretary, PFSweb, Inc., 500 North Central Expressway, Suite 500, Plano, TX 75074.

Code of Ethics
     The Board has approved a code of business conduct and ethics in accordance with rules of the SEC and NASD listing standards applicable to all directors, officers and employees, including the chief executive officer, senior financial officers and the principal accounting officer. The code is intended to provide guidance to directors and management to assure compliance with law and promote ethical behavior. Copies of the Company’s code of business conduct and ethics may be found on the Company’s website at www.pfsweb.com.
Compensation Committee Interlocks and Insider Participation
     The current members of the Compensation Committee are Messrs. Murray and Reilly, neither of whom are employees of the Company and both of whom are considered “independent” directors under the applicable NASDAQ rules. There were no interlocks or insider participation between any member of the Board or Compensation Committee and any member of the board of the directors or Compensation Committee of another company.
Report of the Audit Committee for the Fiscal Year Ended December 31, 2008
     The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2008. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates such information by reference in such filing.
     The Audit Committee of the Company’s Board of Directors is comprised of three independent directors. The current members of the Audit Committee are Messrs. Reilly, Beatson and Jacobs.
     Management is responsible for the Company’s internal controls and the financial reporting process. The independent accountants (“auditors”) are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor these processes. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements. The Audit Committee approved the appointment of the Company’s auditors, Grant Thornton LLP for the fiscal year ended December 31, 2008.
     In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent auditors, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent auditor, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit related services. The Audit Committee considered the independent auditors’ provision of non-audit services in 2008 and determined that the provision of those services is compatible with and does not impair the auditors’ independence.
     The Audit Committee discussed with the Company’s auditors the scope and plans for the independent audit. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has reviewed and discussed with management and the auditors the Company’s audited financial statements, including the auditor’s judgments about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also discussed with the auditors the matters required by Statement on Auditing Standards No. 61 “Communication with Audit Committees.”
     The Audit Committee has received the written disclosures and the letter from the Company’s independent accountants required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee discussed with the auditors their independence from the Company and its management.

     Based on the Audit Committee’s discussion with management and the auditors and the Audit Committee’s review of the representations of management and the report of the auditors to the Audit Committee, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2008, which was filed with the Securities and Exchange Commission.
James F. Reilly
David I. Beatson
Dr. Neil W. Jacobs
Members of the Audit Committee

COMPENSATION DISCUSSION AND ANALYSIS
Overview of Compensation Program
     The Compensation Committee of the Board is responsible for establishing and implementing our compensation philosophy. The Compensation Committee believes that the total compensation paid to our executive officers should be and is fair, reasonable and competitive. Throughout this proxy statement, the individuals who served as our Chief Executive Officer and Chief Financial Officer during 2008, as well as the other executive officers included in the Summary Compensation Table on page 15, are referred to as the “Named Executive Officers.”
Compensation Philosophy and Objectives
     The Compensation Committee believes that executive officer compensation be structured to provide competitive base salaries and benefits to attract and retain superior employees and to provide short- and long-term incentive compensation to incentivize executive officers to attain, and to reward executive officers for attaining, established financial goals that are consistent with increasing stockholder value. The Compensation Committee uses a combination of cash bonuses and retention based equity awards as key components in the short- and long-term incentive compensation arrangements for executive officers, including the Named Executive Officers.
     The Compensation Committee’s goal is to maintain compensation programs that are competitive within our industry and geographic market. Each year, the Compensation Committee reviews the executive compensation program with respect to the external competitiveness of the program, the linkage between executive compensation and the creation of stockholder value, and determines what changes, if any, are appropriate.
     In determining the form and amount of compensation payable to Named Executive Officers, the Compensation Committee is guided by the following objectives and principles:
• Compensation levels should be sufficiently competitive to attract and retain key executives. We aim to ensure that our executive compensation program attracts, motivates and retains high performance talent and rewards them for our achieving and maintaining a competitive position in our industry and geographic market. Total compensation (i.e. maximum achievable compensation) should increase with position and responsibility.
• Compensation should relate directly to performance and incentive compensation should be a portion of total compensation. We aim to foster a pay-for-performance culture, with the bonus portion of total compensation being “at risk.” Accordingly, absent unusual circumstances, any bonus payable as part of total compensation should be tied to and vary with our financial, operational and strategic performance, as well as individual performance. Bonuses should not be granted if these goals and results are not achieved.
• Long-term incentive compensation should align executives’ interests with our stockholders. Awards of equity-based compensation encourage executives to focus on our long-term growth and prospects, and incentivize executives to manage the company from the perspective of stockholders with a meaningful stake in us, as well as to focus on long-term career orientation.
     Our executive compensation program is designed to reward the achievement of goals regarding growth, productivity and profitability, including such goals as:
• To assist the Company in achieving and surpassing its internal targets and budgets, including quarterly financial and operating targets.
• To recruit, motivate and exhibit leadership that aligns employees’ interests with that of our stockholders.
• To develop business models and systems that seek out strategic opportunities, which benefit us and our stockholders.
• To implement a culture of compliance and commitment to operate our business with the highest standards of professional conduct and compliance.

Compensation Committee Practices and Procedures
     The Compensation Committee determines and reviews the value and forms of compensation for the Named Executive Officers and other officers based on the Compensation Committee members’ general knowledge and experience and commercially available compensation surveys prepared by third party firms.
     The Compensation Committee is delegated all authority of the Board as may be required or advisable to fulfill the purposes of the Compensation Committee. The Compensation Committee meets as often as it deems necessary or appropriate.
Role of Executive Officers in Compensation Decisions
     The Compensation Committee makes all compensation decisions for all executive officers (which includes the Named Executive Officers). The Compensation Committee actively considers, and has the ultimate authority of approving, recommendations made by the Chief Executive Officer regarding all equity awards to our employees. Our Chief Executive Officer determines the non-equity compensation of management level employees who are not executive officers or officers.
     The Chief Executive Officer annually reviews the performance of each executive officer (other than the Chief Executive Officer whose performance is reviewed by the Compensation Committee). Based on these annual reviews, the Chief Executive Officer makes recommendations to the Compensation Committee with respect to annual base salary adjustments and short- and long-term incentive compensation awards for such executive officers. The Compensation Committee then reviews these recommendations and exercises its discretion in whether to accept such recommendations or to modify such recommendations as it deems appropriate. The Compensation Committee annually reviews the performance of the Chief Executive Officer and determines the total compensation, including base salary, cash bonus and long-term equity compensation, for the Chief Executive Officer. The Chief Executive Officer does not participate in such determination.
Setting Executive Compensation
     Based on the foregoing compensation philosophy, the Compensation Committee has structured our annual, short- and long-term compensation to motivate executives to achieve the financial performance objectives we set and to incentivize the executives to achieve and exceed, and to reward the executives for achieving and exceeding, such objectives. To date, the Compensation Committee has not retained the services of human resource consulting firms or similar third party advisors, but it has reviewed commercially available published surveys of executive compensation for comparable companies based on factors such as annual revenue and geographic region.
     The Compensation Committee does not believe that it is appropriate to establish compensation levels based exclusively or primarily on benchmarking to our publicly-traded peers. The Compensation Committee looks to the above described external market data as one of several reference points in reviewing and establishing individual pay components and total compensation and ensuring that our executive compensation is competitive in the marketplace.
     For fiscal year 2009, the Compensation Committee adopted a 2009 management bonus (the “2009 Bonus Plan”) plan pursuant to our 2005 Employee Stock and Incentive Plan. Under the terms of the 2009 Bonus Plan, cash bonuses, if any, will be awarded to the Chief Executive Officer and other executive officers, officers and senior management based on, and subject to, the quarterly achievement of a specified performance goal. The performance goal shall be for the Company to exceed, on a quarterly basis, the corresponding projected quarterly earnings before interest, taxes, depreciation and amortization (EBITDA) contained in the Company’s annual budget (or, in case of a budgeted operating loss, to reduce the operating loss below the budgeted operating loss).
     The maximum aggregate amount to be awarded for any quarter shall be equal to the sum of the following: (i) the amount of Excess EBITDA up to $50,000, plus (ii) if the Excess EBITDA exceeds $50,000, the amount of such excess, up to the Cumulative Recapture Pool, plus (iii) if the amount of Excess EBITDA exceeds the amounts determined under the preceding clauses (i) and (ii), an amount equal to ten percent (10%) of such excess. “Excess EBITDA” means, for any quarter, the amount by which the EBITDA for such quarter exceeded the budgeted EBITDA for such quarter; “Cumulative Recapture Pool” means, as of any date, (i) $50,000 for each completed Eligible Quarter prior to such date, minus (ii) the aggregate amount of awards issued under the 2009 Bonus Plan as of such date; and “Eligible Quarter” means a quarter in which the Company’s EBITDA was not less than 80% of the budgeted EBITDA.
     Following the end of each quarter, the Committee will grant cash bonuses in an aggregate amount to be determined by it, but not to exceed the above limitations, to the Chief Executive Officer and other executive officers, officers and senior management based on the Committee’s determination of the relative contribution of each such person. The adoption of the 2009 Bonus Plan does not restrict the ability of the Compensation Committee to award discretionary bonuses for any quarter in which the performance goal was not achieved.
     A percentage of total compensation is allocated to incentives as a result of the compensation philosophy discussed above. There is no pre-established policy or target for the allocation between either cash and non-cash or short- and long-term incentive compensation, but the Committee generally considers base salary as the primary component of compensation.
2008 Executive Officer Compensation Components
     For the year ended December 31, 2008, the principal components of compensation for Named Executive Officers were:
•	base salary;

•	performance-based incentive compensation, including both short-term cash incentive compensation and long term equity incentive compensation;

•	retirement and other benefits; and

•	perquisites and other personal benefits.
Base Salary
     We provide our Named Executive Officers and other employees with a base salary to compensate them for services rendered during the year. Base salary ranges for Named Executive Officers are determined for each executive officer based on the factors described above, his or her position and level of responsibility and his or her actual performance during the preceding year. Base salaries for each year are typically evaluated annually in the first quarter of such year. Merit-based increases to base salaries for executive officers are based on the Compensation Committee’s assessment of the various factors described above, including the individual’s performance during the preceding year, and as described below.
     The Compensation Committee annually determines total compensation levels, as well as the individual pay components of the executive officers and officers (including the Named Executive Officers). In making such determinations for 2008, the Compensation Committee met in March 2008 and reviewed and considered: (1) recommendations of the Chief Executive Officer, based on individual responsibilities and performance, (2) historical compensation, including base compensation and bonuses, paid by the Company since the Company instituted pay cuts in 2003 through the period ending December 31, 2007, (3) commercially available published surveys of executive compensation for comparable companies based on factors such as annual revenue and geographic region, (4) our overall financial performance in achieving or substantially achieving the Company’s budget in light of our future objectives and challenges, and (5) overall effectiveness of the executive compensation program. These factors were considered as a whole and no one factor was more heavily weighted than the other factors. This review resulted in the Committee’s determination to (i) approve an increase in base salaries for 2008 for all executive officers and officers (including the Named Executive Officers, other than the Chief Executive Officer) of approximately 7.5% over 2007 base salaries and increase the 2008 base salary for the Chief Executive Officer by approximately 7.6% and (ii) preliminarily approve the issuance of stock options, in amounts and upon terms to be determined at a later date.
Performance-Based Incentive Compensation
     Our 2005 Employee Stock and Incentive Plan provides the Compensation Committee with the flexibility to design cash- and stock-based incentive compensation programs to promote performance and the achievement of our goals and objectives by executive officers and other key employees by allowing them to participate in our long-term growth and profitability. The Compensation Committee believes that providing performance-based incentive compensation is necessary to attract and retain superior executive talent and to align the financial interests of executive officers with those of our stockholders. A portion of each executive officer’s potential aggregate compensation is in the form of incentive compensation. There are two types of performance-based incentive compensation used by the Compensation Committee. The first type is short-term incentive compensation in the form of a potential cash bonus. The second type is long-term incentive compensation in the form of grants of stock options, restricted stock or restricted stock units.
     For fiscal year 2008, the Compensation Committee adopted a 2008 management bonus plan (the “2008 Bonus Plan”) pursuant to our 2005 Employee Stock and Incentive Plan. Under the terms of the bonus plan, cash bonuses were awarded to the Chief Executive Officer and other executive officers, officers and senior management based on, and subject to, the quarterly achievement of a specified performance goal. The performance goal was for the Company to exceed, on a quarterly basis, the corresponding projected quarterly earnings before interest, taxes, depreciation and amortization (EBITDA) contained in the Company’s annual budget.
     Subject to an aggregate annual maximum of $1,100,000, the maximum aggregate amount to be awarded for any quarter was equal to the sum of the following: (i) the amount of Excess EBITDA up to $275,000, plus (ii) if the Excess EBITDA exceeds $275,000, the amount of such excess, up to the Cumulative Recapture Pool, plus (iii) if the amount of Excess EBITDA exceeds the amounts determined under the preceding clauses (i) and (ii), an amount equal to ten percent (10%) of such excess. “Excess EBITDA” means, for any quarter, the amount by which the EBITDA for such quarter exceeded the budgeted EBITDA for such quarter; “Cumulative Recapture Pool” means, as of any date, (i) $275,000 for each completed Eligible Quarter prior to such date, minus (ii) the aggregate amount of awards issued under the 2008 Bonus Plan as of such date; and “Eligible Quarter” means a quarter in which the Company’s EBITDA was not less than 80% of the budgeted EBITDA.
     Following the end of each quarter, the Committee determined and granted cash bonuses, in an aggregate amount not exceeding the above limitations, to the Chief Executive Officer and other executive officers, officers and senior management based on the Committee’s determination of the relative contribution of each such person.
     During fiscal year 2008, based on achieving the performance goal under the 2008 Bonus Plan for three fiscal quarters, the Committee awarded aggregate cash bonuses of $697,000 to the Company’s executive officers and officers (including the Named Executive Officers, other than the Chief Executive Officer) and aggregate cash bonuses of $125,000 to the Company’s Chief Executive Officer.
     Long-term incentive compensation for each executive officer consists of awards of stock options based on the executive officer’s level and scope of responsibility. The Compensation Committee is responsible for the granting of all equity-based compensation, including the award dates for each grant, which is determined in its discretion. Stock options typically vest over a three-year period in quarterly installments. An important purpose of the granting of stock options is to retain executive talent and incentivize the executive team to increase stockholder value. During 2008 the Committee approved the issuance of a total of 58,509 stock options to all executive officers and officers (including the Named Executive Officers, other than the Chief Executive Officer) and the issuance of 8,723 stock options to the Chief Executive Officer. The grant of options to the Company’s executive officers and officers, including the Named Executive Officers, was approximately 32% of the total options granted by the Company during 2008. The Committee’s determination to authorize the issuance of these stock options was made shortly after the filing by the Company of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2008.
Severance Agreements and Change-In-Control Provisions
     The Company and certain of the Named Executive Officers have entered into agreements more fully described below pursuant to which the Named Executive Officers are entitled to certain severance and other benefits upon termination and/or a change in control. The Compensation Committee believes that such arrangements are appropriate and provide the Named Executive Officers a reasonable package based on the value the officers have created that is ultimately realized by our stockholders. In addition, the change in control protection allows management to focus their attention and energy on our business without any distractions regarding the effects of a change in control. Further, such protections are intended to maximize stockholder value by encouraging management to objectively review any proposed transaction to determine whether such proposal is in the best interest of the stockholders.
Retirement and Other Benefits
     Executive officers are eligible to participate in our 401(k) plan and other benefit programs as described below. The Compensation Committee reviews the overall cost to us of these various programs generally on an annual basis or when changes are proposed. The Compensation Committee believes that the benefits provided by these programs have been important factors in attracting and retaining the overall executive officer group, including the Named Executive Officers.
     Our 401(k) plan provides for employer matching funds of the employee contribution. For fiscal year 2008, the employer match was 20%, while for 2009 the employer match is expected to be approximately 10%. We do not provide any other retirement benefits or tax-qualified deferred compensation plans or programs for our executive officers.
     Executive officers also receive benefit of life insurance policies, which provide coverage in varying amounts up to $3.0 million.
     Executive officers are also entitled to participate in the various other group health, term life, employee stock purchase, and similar benefit plans available to all of our employees and on the same terms as such employees.
Perquisites and Other Personal Benefits
     We provide Named Executive Officers with perquisites and other personal benefits that we and the Compensation Committee believe are reasonable and consistent with our overall compensation program to better enable us to attract and retain superior employees for key positions.
Tax and Accounting Implications
Deductibility of Executive Compensation
     As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Code, which provides that we may not deduct compensation of more than $1 million that is paid to certain individuals, subject to certain exceptions. We believe that compensation paid under our Plan is generally fully deductible for federal income tax purposes. However, the Compensation Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its executive officers.
COMPENSATION COMMITTEE REPORT
     We have reviewed and discussed with management the disclosures set forth in this proxy statement under the heading “Compensation Discussion and Analysis.” Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the disclosures set forth in this proxy statement under the heading “Compensation Discussion and Analysis” be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.
     Respectfully submitted by the Compensation Committee of the Board of Directors,
Timothy M. Murray
James F. Reilly
Members of the Compensation Committee

SUMMARY COMPENSATION TABLE
     The following table sets forth the compensation paid or accrued by the Company to the Company’s Chief Executive Officer and to each of the four most highly compensated executive officers of the Company for services rendered to the Company during the three years ended December 31, 2008:

					Non-Equity
				Option	Incentive Plan	All Other
Name and Principle Position	Period	Salary (1)	Bonus (2)	Awards (3)	Compensation (4)	Compensation		Total
Mark C. Layton	2008	$577,885	$—	$17,197	$125,000	$36,051	(5)	$756,133
Chairman, President, Chief	2007	545,546	19,000	25,613	20,000	38,564		648,723
Executive Officer	2006	514,739	15,000	37,623	—	79,086		646,448

Steven S. Graham	2008	$272,423	$—	$12,332	$110,000	$9,801	(6)	$404,556
Executive Vice President —	2007	265,354	19,000	23,608	18,000	9,845		335,807
Chief Technology Officer	2006	253,462	15,000	37,623	—	19,430		325,515

Michael C. Willoughby	2008	$345,577	$—	$21,484	$125,000	$20,055	(7)	$512,116
Executive Vice President —	2007	342,892	19,000	28,435	20,000	12,640		422,967
Chief Information Officer	2006	290,423	20,000	37,623	—	8,020		356,066

Thomas J. Madden	2008	$322,192	$—	$16,736	$125,000	$24,283	(8)	$488,211
Executive Vice President —	2007	303,277	19,000	25,463	20,000	16,459		384,199
Chief Financial Officer	2006	273,846	20,000	37,623	—	20,899		352,368

Cindy Almond	2008	$217,462	$—	$14,906	$94,000	$16,255	(9)	$342,623
Vice President — Client	2007	199,765	14,000	25,463	12,000	16,947		268,175
Services and Secretary

(1)	Salary represents 2008 base salary earnings

(2)	Bonus awards are cash awards which are not non-equity incentive plan awards as defined under the rules of the Securities and Exchange Commission.

(3)	Options granted have a ten year term and generally vest quarterly over three years of continuous service after the date of grant. The values of the options in this column are the expense amounts for grants made in 2008 and prior years which continue to be expensed and recognized for financial statement reporting purposes in accordance with FAS 123(R) and were estimated using a Black-Scholes pricing model, which incorporates a range of assumptions for inputs between the grant date of the option and the date of expiration. The assumptions used and the resulting weighted average value of stock options granted during 2008 are summarized in Note 5 to the Company’s consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2008. There can be no assurance that the FAS 123(R) amounts will be realized.

(4)	Represents cash awards paid under the 2008 Bonus Plan described above.

(5)	Represents Other Compensation of $10,644 and Perquisites of $25,407. Other Compensation represents life insurance premiums paid by the Company for the benefit of the Named Executive Officer. Perquisites represent the sum of personal use of automobile expenses, club dues and memberships and income tax preparation.

(6)	Represents Other Compensation of $5,536 and Perquisites of $4,265. Other Compensation represents life insurance premiums paid by the Company for the benefit of the Named Executive Officer. Perquisites represent the sum of personal use of automobile expenses and income tax preparation.

(7)	Represents Other Compensation of $2,484 and Perquisites of $17,571. Other Compensation represents the life insurance premiums paid by the Company for the benefit of the Named Executive Officer. Perquisites represent the sum of personal use of automobile expenses.

(8)	Represents Other Compensation of $2,539 and Perquisites of $21,744. Other Compensation represents the life insurance premiums paid by the Company for the benefit of the Named Executive Officer. Perquisites represent the sum of personal use of automobile expenses and club dues and memberships.

(9)	Represents Other Compensation of $4,941 and Perquisites of $11,314. Other Compensation represents the life insurance premiums paid by the Company for the benefit of the Named Executive Officer. Perquisites represent the sum of personal use of automobile expenses.

2008 GRANTS OF PLAN BASED AWARDS

					All Other Option
					Awards:
		Estimated Future Payouts Under Non-Equity			Number of
		Incentive Plan Awards (2)			Securities	Exercise or Base	Grant Date
	Grant	Threshold ($)	Target ($)	Maximum	Underlying	Price of Option	Fair Value of
Name	Date (1)	(3)	(4)	($)(5)	Options (#)(6)	Awards ($/Sh)	Option Awards (7)
Mark Layton	05/20/08	—	—	$1,100,000	8,723	$4.14	$26,082
Chairman, President, Chief Executive Officer

Thomas J. Madden	05/20/08	—	—	$1,100,000	8,723	$4.14	$26,082
Executive Vice President — Chief Financial Officer

Steven S. Graham	05/20/08	—	—	$1,100,000	6,383	$4.14	$19,085
Executive Vice President — Chief Technology Officer

Michael C. Willoughby	05/20/08	—	—	$1,100,000	8,723	$4.14	$26,082
Executive Vice President — Chief Information Officer

Cindy Almond	05/20/08	—	—	$1,100,000	5,745	$4.14	$17,178
Vice President Client Services and Secretary

(1)	Date of grant of stock option under the Company’s 2005 Employee Stock and Incentive Plan.

(2)	The information reported under this column is reported in respect of the 2008 Bonus Plan described above. The amounts actually paid to the Named Executive Officers under the 2008 Bonus Plan are reported in the Summary Compensation Table under the heading “Non-Equity Incentive Compensation.”

(3)	“Threshold” refers to the minimum amount payable for a certain level of performance under the 2008 Bonus Plan. Under the 2008 Bonus Plan, there was no minimum amount payable for achieving the stated performance goal.

(4)	“Target” refers to the amount payable if the specified performance targets are reached. Under the 2008 Bonus Plan, no specific amount was payable if the performance goal is achieved. The specific amount payable to each executive officer and officer, including the Named Executive Officers, was determined quarterly by the Compensation Committee.

(5)	“Maximum” refers to the maximum payout possible under the 2008 Bonus Plan. Under the 2008 Bonus Plan, the maximum amount payable to all executive officers and officers as a group, including the Named Executive Officers was $1,100,000 ($275,000 per quarter), plus ten percent of the amount by which the Company’s actual EBITDA exceeded the Company’s budgeted EBITDA, determined quarterly. The specific amount payable to each executive officer and officer, including the Named Executive Officers, was determined quarterly by the Compensation Committee.

(6)	Represents number of stock options issued under the Company’s 2005 Employee Stock and Incentive Plan. Options granted under the Plan have a ten year term and vest quarterly over three years of continuous service after the date of grant.

(7)	Represents the grant date fair value of $2.99 per stock option award estimated using the Black-Scholes option valuation model. This valuation is in accordance with the accounting valuation recognized under FAS 123(R).

OUTSTANDING EQUITY AWARDS AT 2008 FISCAL YEAR END

		Option Awards
		Number of	Number of
		Securities	Securities
		Underlying	Underlying
		Unexercised	Unexercised	Option	Option
		Options	Options	Exercise	Expiration
Name	Grant Date	(# Exercisable)	(# Unexercisable)	Price ($)	Date
Mark C. Layton	8/15/2000	10638	—	$9.02	8/14/2010
	12/5/2001	126395	—	$4.28	12/4/2011
	4/11/2003	13,192	—	$1.83	4/10/2013
	3/29/2004	9,149	—	$7.57	3/28/2014
	4/5/2005	7,660	—	$12.08	4/4/2015
	5/16/2007	2,234	2,234	$4.42	5/15/2017
	5/20/2008	1,454	7,269	$4.14	5/19/2018

Steven S. Graham	8/15/2000	35,000	—	$9.02	8/14/2010
	12/5/2001	587,449	—	$4.28	12/4/2011
	1/25/2002	15,000	—	$3.95	1/24/2012
	4/11/2003	17,447	—	$1.83	4/10/2013
	3/29/2004	9,149	—	$7.57	3/28/2014
	4/5/2005	7,660	—	$12.08	4/4/2015
	5/16/2007	798	798	$4.42	5/15/2017
	5/20/2008	1,064	5,319	$4.14	5/19/2018

Michael C. Willoughby	8/15/2000	35,000	—	$9.02	8/14/2010
	1/25/2002	40,000	—	$3.95	1/24/2012
	4/11/2003	17,447	—	$1.83	4/10/2013
	3/29/2004	9,149	—	$7.57	3/28/2014
	4/5/2005	7,660	—	$12.08	4/4/2015
	5/16/2007	4,256	4,255	$4.42	5/15/2017
	5/20/2008	1,454	7,269	$4.14	5/19/2018

Thomas J. Madden	8/15/2000	35,000	—	$9.02	8/14/2010
	12/5/2001	344,673	—	$4.28	12/4/2011
	1/25/2002	15,000	—	$3.95	1/24/2012
	4/11/2003	17,447	—	$1.83	4/10/2013
	3/29/2004	9,149	—	$7.57	3/28/2014
	4/5/2005	7,660	—	$12.08	4/4/2015
	5/16/2007	2,128	2,127	$4.42	5/15/2017
	5/20/2008	1,454	7,269	$4.14	5/19/2018

Cindy Almond	8/15/2000	30,000	—	$9.02	8/14/2010
	12/5/2001	33,618	—	$4.28	12/4/2011
	1/25/2002	63,000	—	$3.95	1/24/2012
	4/11/2003	60,000	—	$1.83	4/10/2013
	3/29/2004	9,149	—	$7.57	3/28/2014
	4/5/2005	7,660	—	$12.08	4/4/2015
	5/16/2007	2,128	2,127	$4.42	5/15/2017
	5/20/2008	958	4,787	$4.14	5/19/2018

(1)	The Options Awards listed above are generally subject to a quarterly vesting schedule over a three-year period commencing on the date of grant.
EMPLOYMENT, CHANGE OF CONTROL AND TERMINATION ARRANGEMENTS FOR EXECUTIVES
     The Company and certain of the named executive officers have entered into Change in Control and Severance Agreements. Under these agreements, and in consideration of certain commitments of the officer to continue employment, upon the occurrence of a change in control, all unvested options held by the officer immediately vest and become exercisable. During the two year period following a change in control (whenever occurring), if the employment of the officer is terminated (other than for cause, death, disability or retirement), or if there is a material adverse change in the officer’s responsibilities, compensation or benefits to which the officer does not consent, then, in each case, the officer is entitled to receive from the Company (1) all salary and bonus amounts accrued through the date of termination, (2) a severance payment equal to twice the officer’s salary and bonus amount (which is defined as the greater of (i) the highest annual incentive bonus earned by the executive during the last three completed fiscal years or (ii) the executive’s then target bonus, if any) and (3) continuation for two years of all employee benefits (unless otherwise provided by a subsequent employer). If applicable, the officer is also entitled to receive an additional payment to compensate the officer for any additional excise tax liability arising by reason of the receipt of such severance or bonus payment. The agreement terminates upon the voluntary resignation or termination of employment by the officer.
     The Company and certain of the executive officers named above have also entered into Executive Severance Agreements. Under these agreements, and in consideration for, among other things, the agreement by the executive to be bound by a restrictive covenant, in the event of the termination of the employment of the executive other than for cause (including a material adverse change in the officer’s responsibilities or the failure to re-nominate to the Board of Directors any executive also serving on the Board), the executive is entitled to a severance payment, based on the executive’s years of service, up to a maximum of twice the executive’s salary and the bonus, if any, that the executive would have received for such fiscal year (based upon the executive’s targeted bonus amount and the Company’s actual results for such fiscal year), payable in monthly installments over a period not to exceed two years (based on the executive’s years of service) In addition, in the event of termination without cause, the executive is entitled to a continuation of benefits and to the accelerated vesting of all options then held by the executive. The severance payment and benefits are reduced by any compensation or benefits received by the executive from any subsequent employer.
     Effective as of December 31, 2008, the Company and certain of its executive officers entered into an amendment to the existing Executive Severance Agreements and Change in Control Severance Agreements between the Company and such persons. The primary purpose of such amendment was to modify such agreements so that they conform to Section 409A of the Internal Revenue Code. In addition, the amendment to the Executive Severance Agreement modified the calculation of the severance amount thereunder so that it is based on the highest annual rate of base salary during the 12-month period immediately prior to the qualifying termination.
     The following sets forth the estimated amounts payable under the foregoing agreements assuming that all relevant triggering events thereunder were effective as of December 31, 2008.

			Voluntary
		Without	or
		Cause or	For
Name and		Qualifying	Cause
Principle Position	Potential Executive Benefits and Payments	Termination	Termination

Mark C. Layton	Base Salary (1)	$1,192,630	$—
Chairman, President, Chief	Bonus Payable (2)	250,000	—
Executive Officer	Medical & Life Insurance Benefits (3)	53,190	—
	Automobile Benefits (4)	59,258	—
	Club Dues (5)	64,448	—
	Base Salary accrued but not paid (6)	29,588	29,588
	Income Tax Preparation (7)	14,800	—

	Total Severance	$1,663,914	$29,588

Steven S. Graham	Base Salary (1)	$566,630	$—
Executive Vice President — Chief	Bonus Payable (2)	220,000	—
Technology Officer	Medical & Life Insurance Benefits (3)	42,975	—
	Automobile Benefits (4)	24,108	—
	Base Salary accrued but not paid (6)	14,058	14,058
	Income Tax Preparation (7)	2,400	—

	Total Severance	$870,171	$14,058

Michael C. Willoughby	Base Salary (1)	$722,630	$—
Executive Vice President —	Bonus Payable (2)	250,000	—
Chief Information Officer	Medical & Life Insurance Benefits (3)	36,870	—
	Automobile Benefits (4)	38,913	—
	Base Salary accrued but not paid (6)	17,928	17,928

	Total Severance	$1,066,341	$17,928

Thomas J. Madden	Base Salary (1)	$672,630	$—
Executive Vice President —	Bonus Payable (2)	250,000	—
Chief Financial Officer	Medical & Life Insurance Benefits (3)	36,981	—
	Automobile Benefits (4)	27,384	—
	Club Dues (5)	16,056	—
	Base Salary accrued but not paid (6)	16,687	16,687

	Total Severance	$1,019,738	$16,687

(1)	Base salary is a maximum of two times the base salary being earned as of December 31, 2008.

(2)	Bonus payable is a maximum of two times the amount of bonus earned as of December 31, 2008.

(3)	Represents a maximum of two years worth of COBRA health, dental and life insurance premiums as incurred by each executive.

(4)	Includes a maximum of two years of automobile related expenses as incurred by each executive.

(5)	Represents a maximum of two years worth of club dues and memberships as incurred by each executive.

(6)	Represents the amount of salary payable as of December 31, 2008.

(7)	Represents the amount of income tax preparation fees paid during the year ended December 31, 2008.
2008 DIRECTOR COMPENSATION
     The following table sets forth the compensation earned by non-employee Directors for their service on the Board of Directors and its committees, as applicable, during the year ended December 31, 2008:

	Fees Earned or	Option
	Paid in Cash	Awards (1)		Total
David I. Beatson	$35,000	$15,643	(2)	$50,643

James F. Reilly	37,500	15,643	(3)	53,143

Dr. Neil W. Jacobs	37,500	16,109	(4)	53,609

Timothy M. Murray	31,500	15,643	(5)	47,143

(1)	The values of the options in this column are the expense amounts for grants made in 2008 and prior years which continue to be expensed and recognized for financial statement reporting purposes in fiscal year 2008 in accordance with FAS 123(R) and were estimated using a Black-Scholes pricing model, which incorporates a range of assumptions for inputs between the grant date of the option and the date of expiration. The assumptions used and the resulting weighted average value of stock options granted during 2008 are summarized in Note 5 to the Company’s consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2008. There can be no assurance that the FAS 123(R) amounts will be realized.

(2)	Mr. Beatson had 24,469 options outstanding as of December 31, 2008.

(3)	Mr. Reilly had 22,341 options outstanding as of December 31, 2008.

(4)	Dr. Jacobs had 24,469 options outstanding as of December 31, 2008.

(5)	Mr. Murray had 37,484 options outstanding as of December 31, 2008.
     In June 1999 the Company adopted a Non-Employee Director Stock Option and Retainer Plan (the “Non-Employee Director Plan”). As of the date of the adoption of the Non-Employee Director Plan, each then non-employee director received an option to purchase 35,000 shares of common stock. As amended in June 2007, the Non-Employee Director Plan also provides for the issuance to each non-employee director of options to purchase 4,255 shares of common stock as of the date of each annual meeting of stockholders. During calendar year 2008, each non-employee director received an option to purchase 4,255 shares of common stock with an exercise price of $5.28 per share. In addition, currently, non-employee directors receive an annual retainer fee of $22,000, payable quarterly, a director meeting fee of $2,500 for each board meeting attended and a committee meeting fee of $1,500 for each quarterly Audit Committee meeting attended and also receive fees for participation in certain periodic conference calls. The Non-Employee Director Plan permits the payment of such non-employee director retainer fees in shares of Common Stock in lieu of cash.
     All options to be issued to non-employee directors under the Non-Employee Director Plan are non-qualified options for federal income tax purposes and have an exercise price equal to the fair market value of a share of common stock as of the date of the annual meeting upon which such option is granted. All options have a ten-year term and are subject to a one-year vesting schedule.
     Generally, unless the Non-Employee Director Plan administrator otherwise provides, options are non-transferable other than by will or the laws of descent and distribution. At the time of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, or other change in the corporate structure or capitalization affecting the Company’s common stock, the Non-Employee Director Plan administrator will make appropriate adjustments to the exercise price, number and kind of shares to be issued under the Non-Employee Director Plan and any outstanding options. The Board of Directors has the authority to amend, modify, suspend or terminate the Non-Employee Director Plan at any time.
     Directors who are also employees of the Company or any of its subsidiaries receive no remuneration for serving as directors or Committee members.
Security Ownership of Certain Beneficial Owners and Management
     The following table sets forth as of April 16, 2009, certain information regarding the beneficial ownership of the Company’s Common Stock by (i) each person who is known to the Company to beneficially own more than 5% of the Common Stock, (ii) each of the Directors and named executive officers of the Company individually and (iii) the Directors and executive officers of the Company as a group. The information contained in this table reflects “beneficial ownership” as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and, as such, also includes shares acquirable within 60 days. Unless otherwise indicated, the stockholders identified in this table have sole voting and investment power with respect to the shares owned of record by them.

	Number
Name and Address of Beneficial Owner	of Shares	Percent (1)
Austin W. Marxe and David M. Greenhouse (2) 527 Madison Avenue, Suite 2600 New York, NY 10022	1,676,622	16.9%
Morehead Opportunity Fund, L.P. (3)	720,119	7.2%
Lloyd I. Miller III (4)	638,049	6.4%
Mark C. Layton (5)	302,285	3.0%
Steven S. Graham (5)	184,675	1.8%
Thomas J. Madden (5)	144,473	1.4%
Cindy Almond (5)	60,096	*
Michael C. Willoughby (5)	57,027	*
Timothy M. Murray (5)	55,801	*
James F. Reilly (5)	40,723	*
Dr. Neil W. Jacobs (5)	28,789	*
David I. Beatson (5)	24,469	*
All directors and executive officers as a group (9 persons) (6)	898,338	8.8%

*	Represents less than 1%

(1)	This table is based on 9,942,140 shares of Common Stock outstanding on April 16, 2009.

(2)	Based on an April 16, 2009 Form 4 joint filing by Austin W. Marxe (“Marxe”) and David M. Greenhouse (“Greenhouse”). Marxe and Greenhouse share sole voting and investment power over 288,864 common shares owned by Special Situations Cayman Fund, L.P., 988,653 common shares owned by Special Situations Fund III QP, L.P., 399,105 common shares owned by Special Situations Private Equity Fund, L.P.

(3)	Based on a January 7, 2009 Schedule 13D filing by Morehead Opportunity Fund, L.P.

(4)	Based on a February 12, 2009 Schedule 13G filing by Lloyd I. Miller III.

(5)	Includes the following outstanding options to purchase the specified number of shares of Common Stock, which are fully vested and exercisable: Mark C. Layton — 170,740; Steven S. Graham — 166,160; Thomas J. Madden — 117,538; Cindy Almond — 59,831; Michael C. Willoughby — 52,359; Timothy M. Murray — 37,484; James F. Reilly — 22,341; Dr. Neil W. Jacobs — 24,469 and David I. Beatson — 24,469.

(6)	Includes outstanding options to purchase 675,391 shares of Common Stock, which are fully vested and exercisable.

ITEM 2
APPROVAL OF AMENDMENT TO REDUCE THE AUTHORIZED NUMBER OF SHARES OF COMMON
STOCK FROM 75,000,000 TO 35,000,000
     At the Annual Meeting there will be presented to stockholders a proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to decrease the number of shares of Common Stock authorized for issuance to 35 million shares. The Company’s Amended and Restated Certificate of Incorporation currently authorizes the issuance of 75 million shares of Common Stock, par value $0.001 per share.
     As of April 17, 2009, approximately 9,942,140 shares of our common stock were issued and outstanding (excluding 18,361 treasury shares) and approximately 1,436,391 shares were reserved for issuance upon the exercise of outstanding options granted under our various stock-based plans. Accordingly, approximately 63,621,469 shares of common stock are available for future issuance.
     Our Board of Directors has adopted resolutions setting forth the proposed amendment to Article FOURTH of the Company’s Amended and Restated Certificate of Incorporation, subject to approval of the Company’s stockholders at the Annual Meeting.
     The following is the text of Article FOURTH of the Amended and Restated Certificate of Incorporation of the Company, as proposed to be amended:
     “FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 36,000,000 shares, divided into two classes as follows: (i) 1,000,000 shares of Preferred Stock, par value $1.00 per share (“Preferred Stock”); and (ii) 35,000,000 shares of Common Stock, par value $.001 per share (“Common Stock”).”
     Purpose and Effect of the Proposed Amendment
     Under current economic circumstances, the Board of Directors believes that it is unlikely that the Company will need shares for stock splits or stock dividends in the near future, or that the Company will use a significant number of shares to make acquisitions or raise equity capital.
     Franchise taxes imposed by the State of Delaware are partly a function of the number of shares of stock authorized by our Amended and Restated Certificate of Incorporation. We have determined that reducing our authorized shares by 40 million shares will not impede our operations or goals, and, based on current rates, will result in annual savings of franchise taxes of approximately $35,000. Consistent with our company-wide program of cost reductions, the Board of Directors believes that this expense reduction is appropriate.
     If the proposed amendment is adopted, it will become effective upon filing of a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. However, the Board retains discretion under Delaware law not to implement the proposed amendment even if it is approved by stockholders. If the Board exercised such discretion, the number of authorized shares would remain at the current level.
     Other than the reduction in the annual Delaware franchise taxes, there are no material tax or accounting consequences of the proposed reduction in the number of authorized shares of common stock.
     The affirmative vote of a majority of the common stock outstanding and entitled to vote at the Annual Meeting is required to approve the amendment to our Amended and Restated Certificate of Incorporation to effect the proposed decrease in our authorized shares of common stock.
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

ITEM 3
APPROVAL OF AMENDMENTS TO THE
2005 EMPLOYEE STOCK AND INCENTIVE PLAN
     At the Annual Meeting, stockholders are being asked to approve amendments to the 2005 Employee Stock and Incentive Plan (as herein amended, the “Plan”) to increase the number of shares of Common Stock reserved for issuance thereunder by 1.5 million shares and certain other amendments described below.
General Information
     The Company established the Plan in 1999 to promote the interests of the Company and its stockholders by using investment interests in the Company to attract, motivate and retain highly qualified key personnel, encourage equity ownership among this group, and enhance a mutuality of interest with stockholders in improving the long-term performance of the Company and the value of the Company’s Common Stock. The Plan was amended and restated effective as of June 10, 2005. Currently, the maximum number of shares of Common Stock available for future issuance under the Plan is 337,133. On April, 17, 2009, the closing price of the Company’s Common Stock was $1.32.
     The Company currently maintains the Plan under which stock options for an aggregate of approximately 1,270,897 shares of the Company’s common stock were outstanding as of April 16, 2009, with a weighted average exercise price of $5.67 per share, and approximately 337,133 shares of common stock are available for future awards. If the stockholders approve the proposed amendment to the Plan, the number of shares of common stock available for future equity grants to its employees, officers, directors and consultants will be increased by 1,500,000 to 1,837,133. As of April 16, 2009, approximately 800 of the Company’s employees, officers, directors and consultants, representing substantially all of the Company’s full-time employees, were eligible to participate in the Plan.
     As originally amended and restated in June 2005, the maximum number of shares of common stock that may be covered by options, stock appreciation rights, awards of restricted stock, restricted stock units, deferred stock units, performance shares or other stock-based awards under the Plan granted to any one employee during any one calendar year is 250,000, and the aggregate maximum dollar value of any performance-based cash award or other cash-based award that may be paid to any one employee during any one calendar year under the Plan is $2,500,000. Under the terms of the Plan, as the result of the 4.7 to 1 reverse stock split effected by the Company in June 2008, the 250,000 share limitation was adjusted to 53,191 shares. Under the proposed amendments to the Plan, the share limitation will be restored to 250,000 shares.
     The Board of Directors believes it is in the best interests of the Company and its stockholders to amend the Plan to increase the number of shares available for issuance by an additional 1,500,000 shares and to restore the share limitation amount to 250,000 shares. The Board believes the ability to grant equity awards is a necessary and powerful recruiting and retention tool for the Company to obtain and retain the quality employees it needs to move its business forward and is the best method of aligning the interests of employees and stockholders.
Description of the Plan
     A summary of the Plan, as amended by the amendments described above, is set forth below. This summary is qualified in its entirety by the full text of the Plan, which is attached to this proxy statement as Appendix A.
     Purpose. The purpose of the Plan is to focus management and employees on business performance that creates stockholder value, encourage innovative approaches to the business of the Company, reward for results, and encourage ownership of Company common stock by management and employees.
     Permissible Awards. The Plan authorizes the granting of awards in any of the following forms:
•	market-priced options to purchase shares of common stock, which may be non-statutory stock options or incentive stock options under the Internal Revenue Code (the “Code”);

•	stock appreciation rights, which give the holder the right to receive, in cash or stock, the difference between the fair market value per share of common stock on the date of exercise over the fair market value per share of common stock on the date of grant;

•	restricted stock, which is a grant of shares that are subject to restrictions on transferability and subject to forfeiture on terms set by the Compensation Committee;

•	restricted stock units, which represent the right to receive shares of common stock (or an equivalent value in cash or other property) in the future, based upon the attainment of stated vesting or performance criteria;

•	deferred stock units, which represent the vested right to receive shares of common stock (or an equivalent value in cash or other property) in the future;

•	performance awards, which are payable in cash or stock upon the attainment of specified performance goals;

•	dividend and interest equivalents, which entitle the participant to payments (or an equivalent value payable in stock or other property) equal to, in the case of dividend equivalents, any dividends paid on the shares of stock underlying an award, or, in the case of interest equivalents, a stated rate of return on the value of an outstanding award;

•	other stock-based awards in the discretion of the Compensation Committee, including unrestricted stock grants; and

•	cash-based awards.
     Shares Available for Awards. Subject to adjustment as provided in the Plan, the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted and to be granted under the Plan is 3,108,030, of which stock options for an aggregate of approximately 1,270,897 shares of the Company’s common stock were outstanding as of April 16, 2009. Shares underlying awards that terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason will again be available for issuance.
     Limitations on Awards. The maximum number of shares of common stock that may be covered by options and stock appreciation rights granted under the Plan to any one employee during any one calendar year is 250,000. The maximum aggregate grant with respect to awards of restricted stock, restricted stock units, deferred stock units, performance shares or other stock-based awards under the Plan (other than options or SARs) that may be granted to any one employee during any one calendar year is 250,000. The aggregate maximum dollar value of any performance-based cash award or other cash-based award that may be paid to any one employee during any one calendar year under the Plan is $2,500,000.
     Administration. The Plan is administered by the Compensation Committee. The Compensation Committee has the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the Plan; and make all other decisions and determinations that may be required under the Plan. The Board of Directors may at any time administer the Plan. If it does so, it will have all the powers of the Compensation Committee under the Plan.
     Performance Goals. All options and stock appreciation rights granted under the Plan are designed to be exempt from the $1,000,000 deduction limit imposed by Code Section 162(m). The Compensation Committee may designate any other award granted under the Plan as a qualified performance-based award in order to make the award fully deductible without regard to the $1,000,000 deduction limit imposed by Code Section 162(m). If an award is so designated, the Compensation Committee must establish objectively determinable performance goals for the award based on one or more of the following business criteria, which may be expressed in terms of company-wide objectives or in terms of objectives that relate to the performance of a division, business unit, affiliate, department or function within the Company or an affiliate or any combination thereof: revenue; sales; profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures); earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures); net income (before or after taxes, operating income or other income measures); cash

(cash flow, cash generation or other cash measures); stock price or performance; total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price); return measures (including, but not limited to, return on assets, capital, equity, or sales, and cash flow return on assets, capital, equity, or sales); market share; improvements in capital structure; expenses (expense management, expense ratio, expense efficiency ratios or other expense measures); business expansion or consolidation (acquisitions and divestitures); internal rate of return or increase in net present value; working capital targets relating to inventory and/or accounts receivable; or planning accuracy (as measured by comparing planned results to actual results).
     The Compensation Committee must establish such goals within the first quarter of the period for which such performance goal relates (or such later date as may be permitted under applicable tax regulations) and the Compensation Committee may for any reason reduce (but not increase) any award, notwithstanding the achievement of a specified goal.
     Limitations on Transfer; Beneficiaries. No award will be assignable or transferable by an employee other than by will or the laws of descent and distribution or (except in the case of an incentive stock option) pursuant to a qualified domestic relations order. Notwithstanding the foregoing, the Compensation Committee may, but need not, permit other transfers where the it concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any option intended to be an incentive stock option to fail to qualify as such, and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, state or federal tax or securities laws applicable to transferable awards. An employee may, in the manner determined by the Compensation Committee, designate a beneficiary to exercise the rights of the employee and to receive any distribution with respect to any award upon the employee’s death.
     Acceleration Upon Certain Events. Unless otherwise provided in an award certificate or other employee agreement, if an employee’s service terminates by reason of death, disability or retirement after age 65, all of such employee’s outstanding options, stock appreciation rights and other awards that may be exercised will become fully exercisable, all time-based vesting restrictions on his or her outstanding awards will lapse, and the target payout opportunities attainable under such employee’s outstanding performance-based equity awards will be deemed to have been fully earned as of the date of termination based upon an assumed achievement of all relevant performance goals at the “target” level and there will be a pro rata payout in cash or equity, as appropriate, to the employee or his or her estate within thirty (30) days following the date of termination based upon the length of time within the performance period that has elapsed prior to the date of termination. In addition, the Compensation Committee may determine that any performance-based criteria with respect to cash awards held by such person will be deemed wholly or partially satisfied as of the date of death, disability or retirement.
     In addition, the Compensation Committee may, in its sole discretion, determine that upon an employee’s termination of service or upon the occurrence of a change in control, all or a portion of a employee’s options, SARs and other awards in the nature of rights that may be exercised will terminate and expire or become fully or partially exercisable, that all or a part of the restrictions on all or a portion of a employee’s outstanding awards will lapse, and/or that any performance-based criteria with respect to any awards held by a employee will be deemed to be wholly or partially satisfied, in each case, as of such date as the Compensation Committee may, in it sole discretion declare. The Compensation Committee may discriminate among employees or among awards in exercising such discretion.
     Adjustments. In the event of a stock split, a dividend payable in shares of common stock, or a combination or consolidation of the common stock into a lesser number of shares, the share authorization limits under the Plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price for such award. If the Company is involved in another corporate transaction or event that affects the common stock, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the plan will be adjusted proportionately, and the Compensation Committee may adjust outstanding awards to preserve the benefits or potential benefits of the awards.
     Termination and Amendment. The Board of Directors or the Compensation Committee may, at any time and from time to time, terminate or amend the Plan, but if an amendment to the Plan would materially increase the benefits accruing to employees, materially increase the number of shares of stock issuable, expand the types of awards that may be granted, materially expand the class of eligible employees, materially extend the term of the Plan or otherwise constitute a material change requiring stockholder approval under applicable listing requirements or laws, then such amendment will be subject to stockholder approval. In addition, the Board of Directors or the Compensation Committee may condition any amendment on the approval the stockholders for any other reason. No termination or amendment of the Plan may adversely affect any award previously granted without the written consent of the employee.
     The Compensation Committee may amend or terminate outstanding awards. However, such amendments may require the consent of the employee and, unless approved by the stockholders, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.
     Prohibition on Repricing. Outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of the Company’s stockholders. The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s stockholders.
Certain U.S. Federal Tax Effects
     Non-statutory Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a non-statutory stock option under the Plan. When the optionee exercises a non-statutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.
     Incentive Stock Options. There generally will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for the required holding period of the later of two years after the date the option was granted or one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.
     Stock Appreciation Rights. An employee receiving a stock appreciation right under the Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the employee exercises the stock appreciation right, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the employee and the Company will be allowed a corresponding federal income tax deduction at that time.
     Restricted Stock. Unless an employee makes an election to accelerate recognition of the income to the date of grant as described below, an employee will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the employee will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the employee files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the employee at capital gains rates. However, if the stock is later forfeited, the employee will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.
     Restricted or Deferred Stock Units. An employee will not recognize income, and the Company will not be allowed a tax deduction, at the time a stock unit award is granted. Upon receipt of shares of common stock (or the equivalent value in cash or other property) in settlement of a stock unit award, an employee will recognize ordinary income equal to the fair market value of the common stock or other property as of that date (less any amount he or she paid for the stock or property), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).
     Performance Awards. An employee generally will not recognize income, and the Company will not be allowed a tax deduction, at the time performance awards are granted. Upon receipt of shares of cash, stock or other property in settlement of a performance award, the cash amount or the fair market value of the stock or other property will be ordinary income to the employee, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).
     Code Section 409A. It is intended that options, stock appreciation rights, restricted stock awards and stock unit awards granted under the Plan will be exempt from the application of Code Section 409A. If any award is structured in a way that would cause Code Section 409A to apply and if the requirements of 409A are not met, the taxable events as described above could apply earlier than described above and could result in the imposition of additional taxes and penalties.
     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY UNDER THE PLAN BASED ON FEDERAL TAX LAWS AND REGULATIONS AS IN EFFECT ON APRIL 1, 2009. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE MAY RESIDE.
Benefits to Named Executive Officers and Others
     Because grants under the Plan are discretionary, the Company cannot now determine the number of Awards that will be granted to any particular executive officer, to all executive officers as a group or to non-executive officer employees or directors as a group. The number of such Awards will be determined by the Compensation Committee from time to time in accordance with the terms of the Plan. For information with respect to the Compensation Committee’s guidelines for awards under the Plan, see the subsection of the Compensation Discussion and Analysis section in this proxy entitled “Long-Term Incentive Compensation.” Please refer to the Grants of Plan-Based Awards Table above for Awards made during the most recent fiscal year under the Plan to our named executive officers.
     The following table summarizes information with respect to equity compensation plans under which equity securities of the registrant are authorized for issuance as of December 31, 2008. . For additional information about our equity compensation plans, see note 5 to our financial statements in Item 8 of our 2008 annual report on Form 10-K:

	Number of
	securities to be	Weighted-
	issued upon	average	Number of
	exercise of	exercise price	securities
	outstanding	of outstanding	remaining
	options and	options and	available for
Plan category	warrants	warrants	future issuance
Equity compensation plans approved by security holders	1,352,407	$5.71	366,816
Equity compensation plans not approved by security holders	91,022	$4.28	—

Total	1,443,429		366,816

Recommendation and Vote Required
     The Board unanimously recommends that the stockholders vote FOR this Proposal.
     The affirmative vote of a majority of the votes entitled to be cast by the holders of the Company’s Common Stock present or represented at the Annual Meeting and entitled to vote thereon is required to approve the amendments to the Plan.

ITEM 4
APPROVAL OF AMENDMENT TO THE
NON-EMPLOYEE DIRECTOR STOCK OPTION AND RETAINER PLAN
     At the Annual Meeting, stockholders are being asked to approve an amendment to the Non-Employee Director Stock Option and Retainer Plan (as amended, the “Director Plan”) to increase the number of shares of Common Stock reserved for issuance thereunder by 45,000 shares.
General Information
     The Company established the Director Plan to further the growth, development and financial success of the Company by providing incentives to its non-employee Directors by assisting them to become owners of the Company’s Common Stock and thus to benefit directly from its growth, development and financial success, and to enable the Company to obtain and retain the services of qualified non-employee Directors in order to contribute to the long-range success of the Company by providing and offering them an opportunity to become owners of the Company’s Common Stock.
     The Company currently maintains the Director Plan under which stock options for an aggregate of approximately 74,472 shares of the Company’s common stock were outstanding as of April 16, 2009, with a weighted average exercise price of $6.02 per share, and approximately 36,171 shares of common stock are available for future awards. If the stockholders approve the proposed amendment to the Director Plan, the number of shares of common stock available for future equity grants to non-employee directors will be increased by 45,000 to 81,171.
     The Board of Directors believes it is in the best interests of the Company and its stockholders to amend the Director Plan to increase the number of shares available for issuance by an additional 45,000 shares to further the purposes of the Director Plan.
Description of the Director Plan
     A summary of the Director Plan, as amended by the amendment described above, is set forth below. This summary is qualified in its entirety by the full text of the Director Plan, which is attached to this proxy statement as Appendix B.
     Options and Retainer. The Director Plan provides for the grant of stock options to members of our Board of Directors who are not employees of the Company. Currently, we have four non-employee Directors. Under the Director Plan, each non-employee Director is automatically granted an option to purchase 4,255 shares on the date of the Company’s annual meeting, provided that such Director shall have attended at least 75% of the meetings of the Board (which may include committee meetings) during the most recent completed fiscal year prior to such annual meeting (or such shorter period of time as such Director held office during such fiscal year). Options granted under the Director Plan will not constitute incentive stock options.
     The exercise price per share of common stock that may be purchased under an option is the fair market value of a share of our common stock on the date the option is granted.
     To the extent the Board approves the payment of annual or periodic retainer fees to non-employee directors, the Director Plan permits the payment of such retainer fees in shares of Common Stock in lieu of cash.
     Term of Options. Generally, options granted under the Director Plan become exercisable one year after the date of grant and expire after ten years. If a person ceases to be a Director, other than for death or disability, all of the person’s options may only be exercised, if at all, during the three month period following termination. If a person ceases to be a Director by reason of death or disability, all of such person’s options may be exercised, if at all, during the one year period following such termination.
     The following table shows the total awards that current Directors receive each year under the Director Plan and would continue to receive each year under the Director Plan if the change is approved and the Directors continue to serve.

NEW PLAN BENEFITS
Non-Employee Director Stock Plan

Name	Number of Units
David Beatson	4,255
Neil Jacobs	4,255
Timothy Murray	4,255
James Reilly	4,255
All Non-employee Directors as a group	17,020
     Shares Available. As of April 16, 2009, a total of 36,171 shares remained available under the Director Plan. In addition, the Director Plan provides that if any option expires or is cancelled or terminated before it is exercised, the shares that were subject to the option will become available under the Plan. If stockholders approve the amendment to the Director Plan, an additional 45,000 shares will be available for issuance under the Plan.
     Term of Director Plan. The Plan will expire on December 31, 2017.
     Director Plan Administration. The Compensation Committee of the Board of Directors administers the Director Plan. If any corporate event affecting our common stock occurs, including any merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, combination of shares or otherwise, the Compensation Committee may make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding options shall be exercisable, to the end that after such event the optionee’s proportionate interest shall be maintained as before the occurrence of such event.
     Other Provisions. The Board of Directors may amend, alter or discontinue the Director Plan, but no amendment, alteration or discontinuation may be made that would impair rights under an option previously granted without the participant’s consent, or that would increase the maximum number of shares available under the Director Plan without stockholder approval.
     Options will be exercisable during the lifetime of the optionee by him or her only, and will not be transferable, except by will or the laws of descent and distribution.
     Tax Rules. The following is a brief summary of certain federal income tax consequences of certain transactions under the Director Plan based on federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.
     In general: (i) no income will be recognized by an optionee at the time a nonqualified option is granted; (ii) at the time of exercise of a nonqualified option, ordinary income will be recognized by the optionee in an amount equal to the difference between the purchase price paid for the shares and the fair market value of the shares if they are nonrestricted on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a nonqualified option, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.
     Information about our equity compensation plans. The table set forth above under Item 3 summarizes information about our equity compensation plans as of December 31, 2008. For additional information about our equity compensation plans, see note 5 to our financial statements in Item 8 of our 2008 annual report on Form 10-K.
ITEM 5
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
     The Company has appointed Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2009. Ratification of the appointment of Grant Thornton LLP as the Company’s independent auditors will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event stockholders do not ratify the appointment of Grant Thornton

LLP as the Company’s independent auditors, such appointment may be reconsidered by the Audit Committee and the Board of Directors. Representatives of Grant Thornton LLP will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.
     The Board of Directors of the Company recommends a vote FOR ratification of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2009.
     For the fiscal year ended December 31, 2007, the Company’s independent auditors were KPMG, LLP. Effective April 29, 2008, the Company, pursuant to the approval of the Company’s Audit Committee, dismissed KPMG LLP as the Company’s independent registered public accounting firm and effective April 29, 2008, engaged Grant Thornton LLP as the Company’s independent registered public accounting firm.
     The reports of KPMG LLP on the Company’s financial statements for the years ended December 31, 2006 and 2007 do not contain an adverse opinion or a disclaimer of opinion and are not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: KPMG LLP’s report on the consolidated financial statements of the Company as of and for the years ended December 31, 2006 and 2007 contained the following paragraph: As discussed in Note 2 to the consolidated financial statements, during 2006, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 123R, Share-Based Payment.
     During the years ended December 31, 2006 and 2007 and through April 29, 2008, there were no disagreements with KPMG LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG LLP’s satisfaction, would have caused KPMG LLP to make reference to the subject matter of the disagreement in connection with its audit report on the Company’s financial statements for such year, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except that Company’s Annual Report on Form 10-K for the year ended December 31, 2006 filed on April 2, 2007, reported a material weakness related to fraudulent credit card activity in the Company’s internal control over financial reporting as of June 30, 2006 and stated that as of such date the Company’s policies and procedures did not provide for an effective review of fraudulent credit card activity.
     During the years ended December 31, 2006 and December 31, 2007 and through April 29, 2008, the Company did not consult with Grant Thornton LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.
     The Company has provided KPMG LLP with a copy of its Current Report on Form 8-K filed on May 2, 2008 and requested that KPMG LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. The letter from KPMG LLP to the Securities and Exchange Commission dated as of May 2, 2008 was attached as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed on May 2, 2008.
Fees billed to the Company by KPMG LLP for the year 2007
The following table sets forth (i) the aggregate fees billed by KPMG LLP relating to the audit of the 2007 consolidated financial statements and (ii) the fees for other professional services billed by KPMG LLP in connection with services rendered during 2007.

Fee Type	2007
Audit fees (a)	$422,000
Audit-related fees (b)	53,000
Tax fees (c)	196,000

(a)	Includes fees for professional services rendered in connection with the audit of the annual financial statements, reviews of the quarterly financial statements and fees paid for the audit of the Company’s subsidiary, Supplies Distributors, to satisfy requirements of its senior debt agreements.

(b)	Consists of aggregate fees billed for assurance services provided in connection with reports on certain internal controls under Statement of Auditing Standards No. 70.

(c)	Includes fees paid for tax compliance, tax advice and related tax services.

     All of the fees listed in the chart above were pre-approved by the Audit Committee, which concluded that the provisions of such services by KPMG LLP was compatible with the maintenance of that firm’s independence in the conduct of its audit functions.
Fees billed to the Company by Grant Thornton LLP for the year 2008
The following table sets forth (i) the aggregate fees billed by Grant Thornton LLP relating to the audit of the 2008 consolidated financial statements and (ii) the fees for other professional services billed by Grant Thornton LLP in connection with services rendered during 2008.

Fee Type	2008
Audit fees (a)	$423,000
Audit-related fees (b)	64,000
Tax fees	—

(a)	Includes fees for professional services rendered in connection with the audit of the annual financial statements, reviews of the quarterly financial statements and fees paid for the audit of the Company’s subsidiary, Supplies Distributors, to satisfy requirements of its senior debt agreements.

(b)	Consists of aggregate fees billed for assurance services provided in connection with reports on certain internal controls under Statement of Auditing Standards No. 70.
     All of the fees listed in the chart above were pre-approved by the Audit Committee, which concluded that the provisions of such services by Grant Thornton LLP was compatible with the maintenance of that firm’s independence in the conduct of its audit functions.
Policy on Audit Committee Pre Approval of Audit and Permissible Non Audit Services of Independent Registered Public Accountants
     The Audit Committee pre-approves all audit and permissible non-audit services provided by the Company’s independent auditors. These services may include audit services, audit related services, tax and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case by case basis. During 2007 and 2008, all audit, non-audit and tax services provided by KPMG LLP and Grant Thornton LLP, respectively, were pre-approved by the Audit Committee in accordance with this policy.
     GENERAL INFORMATION
Voting Procedures
     All matters specified in this Proxy Statement that are to be voted on at the Annual Meeting will be by written ballot. One or more inspectors of election will be appointed, among other things, to determine the number of shares outstanding and the voting power of each, the shares represented at the Annual Meeting, the existence of a quorum and the authenticity, validity and effect of proxies, to receive votes or ballots, to hear and determine all challenges and questions in any way arising in connection with the right to vote, to count and tabulate all votes and to determine the result.
Admission to Annual Meeting
     Attendance at the Annual Meeting is limited to stockholders. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 9:30 a.m. and each stockholder may be asked to present valid picture identification such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Stockholder Proposals for the 2010 Annual Meeting
     A stockholder desiring to submit an otherwise eligible proposal for inclusion in the Company’s proxy statement for the 2010 annual meeting of stockholders of the Company must deliver the proposal so that it is received by the Company no later than 90 days prior to the anniversary of the date of this Proxy Statement. The Company requests that all such proposals be addressed to the Company’s Secretary at the Company’s principal executive offices, 500 North Central Expressway, Suite 500, Plano, Texas 75074, and mailed by certified mail, return-receipt requested.
Compliance with Certain Reporting Obligations
     Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and controlling stockholders to file initial reports of ownership and reports of changes of ownership of the Company’s Common Stock with the Securities and Exchange Commission and the Company. To the Company’s knowledge, all reports required to be so filed were filed in accordance with the provisions of said Section 16(a).
Financial and Other Information
     The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 is being sent to stockholders of record as of the Record Date together with this Proxy Statement.
OTHER MATTERS
     The Board of Directors knows of no matters other than those described in this Proxy Statement that are likely to come before the Annual Meeting. If any other matters properly come before the Annual Meeting, or any adjournment thereof, the persons named in the accompanying form of proxy intend to vote the proxies in accordance with their best judgment.
By Order of the Board of Directors,
Cindy Almond
Secretary
Plano, Texas
April                     , 2009

APPENDIX A
PFSWEB, INC. 2005 EMPLOYEE STOCK AND INCENTIVE PLAN
     WHEREAS, PFSweb, Inc., a Delaware corporation (the “Company”) has adopted that certain 1999 Employee Stock Option Plan (the “1999 Plan”); and
     WHEREAS, the Company has authorized and adopted the 2005 Employee Stock and Incentive Plan as an amendment and restatement of the 1999 Plan (as so amended and restated, the Plan”); and
     WHEREAS, subject to the requisite approval of the Company’s stockholders at the Company’s 2009 Annual Meeting of Stockholders, the Company has authorized and adopted certain amendments to the Plan;
     NOW, THEREFORE, in order to implement and effectuate said amendments, the Plan, as so amended, shall read as follows:
ARTICLE 1
PURPOSE
     1.1. GENERAL. The PFSweb, Inc. 2005 Employee Stock and Incentive Plan is designed to focus management on business performance that creates stockholder value; encourage innovative approaches to the business of the Company; reward for results; and encourage ownership of Company common stock by management.
ARTICLE 2
DEFINITIONS
     2.1. DEFINITIONS. As used herein the following words and phrases shall have the following meanings:
     (a) “Affiliate” means (i) any Subsidiary or Parent, or (ii) any entity of which the Company owns or controls, directly or indirectly, 10% of more of the outstanding shares of stock entitled to vote for the election of directors, or of comparable equity participation and voting power.
     (b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Unit Award, Performance Award, Dividend Equivalent Award, Other Stock-Based Award, Performance-Based Cash Awards, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.
     (c) “Award Certificate” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Certificates may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Awards or series of Awards under the Plan.
     (d) “Board” means the Board of Directors of the Company.
     (e) “Cause” means, with respect to a Participant’s termination of employment or termination of consultancy, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of determination (or such an agreement does not define “cause” (or words of like import)), (i) a Participant’s gross negligence or willful misconduct with regard to the Company or an Affiliate or their assets, (ii) a Participant’s misappropriation or fraud with regard to the Company or an Affiliate or their assets (other than good-faith expense account disputes), (iii) a Participant’s willful and continued failure to substantially perform the Participant’s duties (other than any such failure resulting from incapacity due to physical or mental illness), which is not remedied within 10 days of delivery of notice to the Participant thereof, (iv) a Participant’s conviction of, or the pleading of guilty or nolo contendere to, a felony or criminal offense punishable by a term of imprisonment (other than a traffic violation), or (v) the Participant’s willful violation of any written policy of the Company or an Affiliate or breach of any confidentiality or non-competition covenant entered into between the Participant and the Company or an Affiliate; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of determination that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a Change in Control, such definition of “cause” shall not apply until a Change in Control actually takes place and then only with regard to a termination thereafter, and prior to a Change in Control “cause” shall be defined as provided in subsection (a) above. With respect to a Participant’s termination of directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law. The determination of the Committee as to the existence of “Cause” shall be conclusive on the Participant and the Company.
     (f) “Change in Control” unless otherwise determined by the Committee in the applicable Award Certificate, a “Change in Control” shall be deemed to have occurred after the Effective Date:
     (1) upon any “person” as such term is used in Sections 13(d) and 14(d) of the 1934 Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by all of the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company), becoming the owner (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities (including, without limitation, securities owned at the time of any increase in ownership);
     (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than (x) a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (i) or (iii) of this section, or (y) a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved (the “Incumbent Board”), cease for any reason to constitute at least a majority of the Board;
     (iii) upon the merger or consolidation of the Company with, or the sale of all or substantially all of the assets of the Company to, any other corporation or other entity, in each case, unless, following such merger, consolidation or sale (A) the voting securities of the Company outstanding immediately prior thereto continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving or purchasing entity (the “Surviving Entity”)) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or the Surviving Entity outstanding immediately after such merger, consolidation or sale; and (B) at least a majority of the members of the board of directors of the Surviving Entity were Incumbent Directors at the time of the execution of the initial agreement, or of the action of the Board, providing for such merger, consolidation or sale; or
     (iv) upon the approval by the Company’s stockholders of a plan of complete liquidation or dissolution of the Company.
     Notwithstanding the foregoing, for any Awards that constitute a nonqualified deferred compensation plan within the meaning of Section 409A(d) of the Code, Change in Control shall have the same meaning as set forth in any regulations, revenue procedure or revenue rulings issued by the Secretary of the United States Treasury applicable to such plans.
     (g) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and includes a reference to the underlying final regulations.
     (h) “Committee” means the committee of the Board described in Article 4.

     (i) “Company” means PFSweb, Inc., a Delaware corporation, or any successor corporation.
     (j) “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer, consultant or director of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option, or a Stock Appreciation Right issued in tandem with an Incentive Stock Option, “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable, pursuant to applicable tax regulations. Continuous Status as a Participant shall continue to the extent provided in a written severance or employment agreement during any period for which severance compensation payments are made to an employee, officer, consultant or director and shall not be considered interrupted in the case of any short-term disability or leave of absence authorized in writing by the Company prior to its commencement; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Notwithstanding the foregoing, for any Awards that constitute a nonqualified deferred compensation plan within the meaning of Section 409A(d) of the Code, Continuous Status as a Participant shall mean the absence of any “separation from service” or similar concept as set forth in any regulations, revenue procedure or revenue rulings issued by the Secretary of the United States Treasury applicable to such plans.
     (k) “Covered Employee” means a covered employee as defined in Code Section 162(m)(3).
     (l) “Deferred Stock Unit” means a right granted to a Participant under Article 11.
     (m) “Disability” or “Disabled” has the same meaning as provided in the long-term disability plan or policy maintained by the Company or if applicable, most recently maintained, by the Company or if applicable, an Affiliate, for the Participant, whether or not such Participant actually receives disability benefits under such plan or policy. If no long-term disability plan or policy was ever maintained on behalf of Participant or if the determination of Disability relates to an Incentive Stock Option, or a Stock Appreciation Right issued in tandem with an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code. In the event of a dispute, the determination whether a Participant is Disabled will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates. Notwithstanding the foregoing, for any Awards that constitute a nonqualified deferred compensation plan within the meaning of Section 409A(d) of the Code, Disability shall have the same meaning as set forth in any regulations, revenue procedure or revenue rulings issued by the Secretary of the United States Treasury applicable to such plans.
     (n) “Dividend Equivalent” means a right granted to a Participant under Article 12.
     (o) “Effective Date” has the meaning assigned such term in Section 3.1.
     (p) “Eligible Participant” means an employee, officer, consultant or director of the Company or any Affiliate.
     (q) “Exchange” means the Nasdaq National Market, Small Cap Market or any other national securities exchange on which the Stock may from time to time be listed or traded.
     (r) “Fair Market Value”, on any date, means (i) if the Stock is listed on a securities exchange or is traded over the Nasdaq Capital Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange or traded over the Nasdaq Capital Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

     (s) “Good Reason” means, with respect to a Participant’s termination of employment or termination of consultancy, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of determination (or such an agreement does not define “good reason” (or words of like import)), without the Participant’s consent: (i) a reduction in the Participant’s base salary as then in effect, or (ii) a material reduction, measured in terms of aggregate value rather than on an individual benefit basis, of employee benefits to which the Participant is entitled (other than an overall reduction in benefits that affects substantially all full-time employees of the Company and its Affiliates); provided that any event described in clause (i) or (ii) above shall constitute Good Reason only if the Company fails to cure such event within 20 days after receipt from the Participant of written notice of the event which constitutes Good Reason; and provided, further, that Good Reason shall cease to exist for an event on the 60th day following the later of its occurrence or the Participant’s knowledge thereof, unless the Participant has given the Company written notice thereof prior to such date; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of determination that defines “good reason” (or words of like import), “good reason” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “good reason” only applies on occurrence of a Change in Control, such definition of “good reason” shall not apply until a Change in Control actually takes place and then only with regard to a termination thereafter, and prior to a change in control “good reason” shall be defined as provided in subsection (a) above.
     (t) “Grant Date” of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process.
     (u) “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.
     (v) “Non-Employee Director” means a director of the Company who is not a common law employee of the Company or an Affiliate.
     (w) “Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.
     (x) “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.
     (y) “Other Stock-Based Award” means a right, granted to a Participant under Article 13, that relates to or is valued by reference to Stock or other Awards relating to Stock.
     (z) “Parent” means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.
     (aa) “Participant” means a person who, as an employee, officer, director or consultant of the Company or any Affiliate, has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 15.5 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law.
     (bb) “Performance Award” means Performance Shares, Performance Units or Performance-Based Cash Awards granted pursuant to Article 9.
     (cc) “Performance-Based Cash Award” means a right granted to a Participant under Article 9 to a cash award to be paid upon achievement of such performance goals as the Committee establishes with regard to such Award.

     (dd) “Performance Share” means any right granted to a Participant under Article 9 to a share to be valued by reference to a designated number of Shares to be paid upon achievement of such performance goals as the Committee establishes with regard to such Performance Share.
     (ee) “Performance Unit” means a right granted to a Participant under Article 9 to a unit valued by reference to a designated amount of cash or property other than Shares, to be paid to the Participant upon achievement of such performance goals as the Committee establishes with regard to such Performance Unit.
     (ff) “Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.
     (gg) “Plan” means this PFSweb, Inc. 2005 Employee Stock and Incentive Plan, as amended or supplemented from time to time.
     (hh) “Qualified Performance-Based Award” means an Award granted to an officer of the Company that is either (i) intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified Business Criteria as set forth in Section 14.2, or (ii) an Option or SAR having an exercise price equal to or greater than the Fair Market Value of the underlying Stock as of the Grant Date.
     (ii) “Qualified Business Criteria” means one or more of the Business Criteria listed in Section 14.2 upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.
     (jj) “Restricted Stock Award” means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.
     (kk) “Restricted Stock Unit Award” means the right granted to a Participant under Article 10 to receive Shares (or the equivalent value in cash or other property) in the future, which right is subject to certain restrictions and to risk of forfeiture.
     (ll) “Retirement” means a Participant’s voluntary termination of employment or consultancy at or after age sixty-five (65) or such earlier retirement date as may be approved by the Committee with regard to such Participant. With respect to a Participant’s termination of service as a director, Retirement means the failure to stand for reelection or other retirement as a director after a Participant has attained age sixty-five (65) or such earlier retirement date as may be approved by the Committee with regard to such Participant.
     (mm) “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code or any successor provision thereto.
     (nn) “Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Section 16.1, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Section 16.1.
     (oo) “Stock” means the common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 16.
     (pp) “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.
     (qq) “Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.
     (rr) “1933 Act” means the Securities Act of 1933, as amended from time to time.

     (ss) “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.
ARTICLE 3
EFFECTIVE DATE
     3.1 EFFECTIVE DATE. The Plan shall be effective as of June 10, 2005 (the “Effective Date”). No further grants may be made under this Plan after December 31, 2014.
ARTICLE 4
ADMINISTRATION
     4.1. COMMITTEE. The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. Unless otherwise designated by the Board, the Compensation Committee of the Board shall serve as the Committee administering the Plan. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.
     4.2. ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.
     4.3. AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to: (a) grant Awards; (b) designate Participants; (c) determine the type or types of Awards to be granted to each Participant; (d) determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate; (e) determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines; (f) determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered; (g) prescribe the form of each Award Certificate, which need not be identical for each Participant; (h) decide all other matters that must be determined in connection with an Award; (i) establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan; (j) make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; (k) amend the Plan or any Award Certificate as provided herein; and (l) adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in such other jurisdictions and to meet the objectives of the Plan.
     Notwithstanding the above, the Board or the Committee may, by resolution, expressly delegate to a special committee, consisting of one or more directors who are also officers of the Company, the authority, within specified parameters, to (i) designate Eligible Participants to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be granted to any such Participants; provided that such delegation of duties and responsibilities to such special committee may not be made with respect to the grant of Awards to eligible participants (a) who are subject to Section 16(a) of the 1934 Act at the Grant Date, or (b) who as of the Grant Date are reasonably anticipated to be become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Board and such delegates shall report regularly to the Board or the Committee regarding the delegated duties and responsibilities and any Awards so granted.
     4.4. AWARD CERTIFICATES. Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.
ARTICLE 5
SHARES SUBJECT TO THE PLAN
     5.1. NUMBER OF SHARES. Subject to adjustment as provided in Sections 5.2 and 16.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 3,108,030. The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be the number determined in the preceding sentence.
     5.2. SHARE COUNTING.
     (a) To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued Shares from such Award will again be available for issuance pursuant to Awards granted under the Plan.
     (b) Shares subject to Awards settled in cash will again be available for issuance pursuant to Awards granted under the Plan.
     (c) Shares withheld from an Award to satisfy minimum tax withholding requirements will again be available for issuance pursuant to Awards granted under the Plan (but Shares delivered by a Participant to satisfy tax withholding requirements shall not be added back to the number of Shares available for issuance under the Plan).
     (d) If the exercise price of an Option is satisfied by delivering Shares to the Company (by either actual delivery or attestation), only the net number of Shares actually issued shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.
     (e) To the extent that the full number of Shares subject to an Award is not issued for any reason, only the number of Shares issued and delivered shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan. Nothing in this subsection shall imply that any particular type of cashless exercise of an Option is permitted under the Plan, that decision being reserved to the Committee or other provisions of the Plan.
     (f) Substitute Awards granted pursuant to Section 15.13 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1.
     5.3. STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.
     5.4. LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 16.1), the maximum number of Shares with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Participant shall be 250,000. The maximum aggregate grant with respect to Awards of Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Shares or other Stock-Based Awards (other than Options or SARs) granted in any one calendar year to any one Participant shall be 250,000. The aggregate dollar value of any Performance-Based

Cash Award or other cash-based award that may be paid to any one Participant during any one calendar year under the Plan shall be $2,500,000.
ARTICLE 6
ELIGIBILITY
     6.1. GENERAL. Awards may be granted only to Eligible Participants; except as limited for Incentive Stock Options under Section 7.2 (g).
ARTICLE 7
STOCK OPTIONS
     7.1. GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:
     (a) Exercise Price. The exercise price per Share under an Option shall be determined by the Committee; provided, however, that the exercise price of an Option (other than an Option issued as a substitute Award pursuant to Section 15.13) shall not be less than the Fair Market Value as of the Grant Date.
     (b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d). The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.
     (c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants, subject, however, to compliance with applicable law.
     (d) Exercise Term. In no event may any Option be exercisable for more than ten years from the Grant Date.
     7.2. INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:
     (a) Exercise Price. The exercise price of an Incentive Stock Option shall not be less than the Fair Market Value as of the Grant Date.
     (b) Lapse Of Option. Subject to any earlier termination provision contained in the Award Certificate, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Nonstatutory Stock Option:
(1)	The expiration date set forth in the Award Certificate.

(2)	The tenth anniversary of the Grant Date.

(3)	Three months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability or death.

(4)	One year after the Participant’s Continuous Status as a Participant by reason of the Participant’s Disability.

(5)	One year after the Participant’s death if the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses.

     Unless the exercisability of the Incentive Stock Option is accelerated as provided in Article 15, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment. Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s beneficiary, determined in accordance with Section 15.5.
     (c) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.
     (d) Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per Share at the Grant Date and the Option expires no later than five years after the Grant Date.
     (e) Expiration of Authority to Grant Incentive Stock Options. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date of the Plan, or the termination of the Plan, if earlier.
     (f) Right To Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.
     (g) Eligible Grantees. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or a Parent or Subsidiary.
ARTICLE 8
STOCK APPRECIATION RIGHTS
     8.1. GRANT OF STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:
     (a) Right To Payment. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive upon exercise, a payment in cash or Shares equal to the excess, if any, of:
(1)	The Fair Market Value of one Share on the date of exercise; over

(2)	The base value of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one Share on the Grant Date (unless the SAR is granted in tandem with an Option after the Grant Date of the Option, in which case, the base price of the SAR may equal the exercise price of the related Option even if less than the Fair Market Value of one Share on the Grant Date of the SAR).
     (b) Other Terms. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee.
ARTICLE 9
PERFORMANCE AWARDS
     9.1. GRANT OF PERFORMANCE AWARDS. The Committee is authorized to grant Performance Shares, Performance Units or Performance-Based Cash Awards to Participants on such terms and conditions as may be selected by the Committee.
     9.2. PERFORMANCE GOALS. The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in amount determined by the Committee. The foregoing two sentences shall not apply with respect to a Performance Award that is intended to be a Qualified Performance-Based Award.
     9.3. RIGHT TO PAYMENT. The grant of a Performance Share to a Participant will entitle the Participant to receive at a specified later time a specified number of Shares, or the equivalent cash value, if the performance goals established by the Committee are achieved and the other terms and conditions thereof are satisfied. The grant of a Performance Unit to a Participant will entitle the Participant to receive at a specified later time a specified dollar value, which may be settled in cash or other property, including Shares, variable under conditions specified in the Award, if the performance goals in the Award are achieved and the other terms and conditions thereof are satisfied. The grant of a Performance-Based Cash Award to a Participant will entitle the Participant to receive at a specified later time a specified dollar value in cash variable under conditions specified in the Award, if the performance goals in the Award are achieved and the other terms and conditions thereof are satisfied. The Committee shall set performance goals and other terms or conditions to payment of the Performance Awards in its discretion which, depending on the extent to which they are met, will determine the value of the Performance Awards that will be paid to the Participant.
     9.4. OTHER TERMS. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Performance Awards shall be determined by the Committee. For purposes of determining the number of Shares to be used in payment of a Performance Award denominated in cash but payable in whole or in part in Shares or Restricted Stock, the number of Shares to be so paid will be determined by dividing the cash value of the Award to be so paid by the Fair Market Value of a Share on the date of determination by the Committee of the amount of the payment under the Award, or, if the Committee so directs, the date immediately preceding the date the Award is paid.
ARTICLE 10
RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS
     10.1. GRANT OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS. The Committee is authorized to make Awards of Restricted Stock or Restricted Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee, subject to Section 5.4.
     10.2. ISSUANCE AND RESTRICTIONS. Restricted Stock or Restricted Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock or dividend equivalents on the Restricted Stock Units) covering a period of time specified by the Committee (the “Restriction Period”). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Certificate, the Participant shall have all of the rights of a stockholder with respect to the Restricted Stock, and the Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units until such time as Shares of Stock are paid in settlement of the Restricted Stock Units.
     10.3. FORFEITURE. Except as provided in an Award Certificate or otherwise determined by the Committee at the time of the grant of the Award or thereafter, immediately after termination of Continuous Status as a Participant during the applicable Restriction Period or upon failure to satisfy a performance goal during the applicable Restriction Period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited.
     10.4. DELIVERY OF RESTRICTED STOCK. Shares of Restricted Stock shall be delivered to the Participant at the time of grant either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.
ARTICLE 11
DEFERRED STOCK UNITS
     11.1. GRANT OF DEFERRED STOCK UNITS. The Committee is authorized to grant Deferred Stock Units to Participants subject to such terms and conditions as may be selected by the Committee. Deferred Stock Units shall entitle the Participant to receive Shares of Stock (or the equivalent value in cash or other property if so determined by the Committee) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.
ARTICLE 12
DIVIDEND AND INTEREST EQUIVALENTS
     12.1. GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal in value to the cash dividends that would have been paid with respect to all or a portion of the number of Shares subject to any Award, if such Shares had been outstanding, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional Shares or units equivalent to Shares, or otherwise reinvested.
     12.2 GRANT OF INTEREST EQUIVALENTS. The Committee is authorized to grant Interest Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Interest Equivalents shall entitle the Participant to receive payments equal to a stated rate of return on the value of an outstanding Award, as determined by the Committee. The Committee may provide that Interest Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional Shares or units equivalent to Shares, or otherwise reinvested.
ARTICLE 13
STOCK OR OTHER STOCK-BASED AWARDS
     13.1. GRANT OF STOCK OR OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares or other property, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Affiliates (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Other Stock-Based Awards.
ARTICLE 14
QUALIFIED PERFORMANCE-BASED AWARDS
     14.1. OPTIONS AND STOCK APPRECIATION RIGHTS. The provisions of the Plan are intended to ensure that all Options and Stock Appreciation Rights granted hereunder to any Covered Employee shall qualify for the Section 162(m) Exemption.

     14.2. OTHER AWARDS. When granting an Award other than an Option or a Stock Appreciation Right, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If an Award is so designated, the Committee shall establish performance goals for such Award within the time period prescribed by Section 162(m) of the Code based on one or more of the following Qualified Business Criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a division, region, department, function or combination thereof within the Company or an Affiliate: revenue; sales; profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures); earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures); net income (before or after taxes, operating income or other income measures); cash (cash flow, cash generation or other cash measures); stock price or performance; total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price); return measures (including, but not limited to, return on assets, capital, equity, or sales, and cash flow return on assets, capital, equity, or sales); market share; improvements in capital structure; expenses (expense management, expense ratio, expense efficiency ratios or other expense measures); business expansion or consolidation (acquisitions and divestitures); internal rate of return or increase in net present value; working capital targets relating to inventory and/or accounts receivable; or planning accuracy (as measured by comparing planned results to actual results).
     Performance goals with respect to the foregoing Qualified Business Criteria may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to an established or specially-created performance index of Company competitors or peers. Any member of a specially-created performance index that undergoes a corporate event or transaction of a kind described in Article 16 or that files a petition for bankruptcy during a measurement period shall be disregarded from and after such event. Performance goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion).
     14.3. PERFORMANCE GOALS. Each Qualified Performance-Based Award (other than a market-priced Option or SAR) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Business Criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived upon the death or Disability of the Participant, or upon a Change in Control. Performance periods established by the Committee for any such Qualified Performance-Based Award may be as short as three months and may be any longer period. In addition, the Committee may reserve the right, in connection with the grant of a Qualified Performance-Based Award, to exercise negative discretion to determine that the portion of such Award actually earned, vested and/or payable (as applicable) shall be less than the portion that would be earned, vested and/or payable based solely upon application of the applicable performance goals.
     14.4. INCLUSIONS AND EXCLUSIONS FROM PERFORMANCE CRITERIA. The Committee may provide in any Qualified Performance-Based Award that any evaluation of performance may include or exclude any of the following events that occurs during a performance period: asset write-downs or impairment charges; litigation or claim judgments or settlements; the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; accruals for reorganization and restructuring programs; extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; acquisitions or divestitures; and foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.
     14.5. CERTIFICATION OF PERFORMANCE GOALS. Any payment of a Qualified Performance-Based Award granted with performance goals pursuant to Section 14.3 above shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided in Section 14.3, no Qualified Performance-Based Award held by a

Covered Employee or by an employee who in the reasonable judgment of the Committee may be a Covered Employee on the date of payment, may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Business Criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.
ARTICLE 15
PROVISIONS APPLICABLE TO AWARDS
     15.1. STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, any other Award granted under the Plan. Subject to Section 17.2, Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.
     15.2. TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Option or a Stock Appreciation Right exceed a period of ten years from its Grant Date (or, if Section 7.2(d) applies, five years from its Grant Date).
     15.3. FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and any applicable law or Award Certificate, payments or transfers to be made by the Company or an Affiliate on the grant or exercise of an Award may be made in such form as the Committee determines at or after the Grant Date, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.
     15.4. LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards. Any purported transfer in violation of this Section 15.4 shall be null and void.
     15.5. BENEFICIARIES. Notwithstanding Section 15.4, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Company.
     15.6. STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

     15.7. ACCELERATION UPON DEATH, DISABILITY OR RETIREMENT. Except as otherwise provided in the Award Certificate or any special Plan document governing an Award, upon a Participant’s death, Disability or Retirement during his or her Continuous Status as a Participant, (i) all of such Participant’s outstanding Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse, and (iii) the target payout opportunities attainable under all of such Participant’s outstanding performance-based equity Awards shall be deemed to have been fully earned as of the date of termination based upon an assumed achievement of all relevant performance goals at the “target” level and there shall be a pro rata payout to the Participant or his or her estate within thirty (30) days following the date of termination based upon the length of time within the performance period that has elapsed prior to the date of termination. In addition, upon a Participant’s death, Disability or Retirement of a Participant, the Committee may determine that any performance-based criteria with respect to any Performance-Based Cash Awards held by that Participant shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(c), the excess Options shall be deemed to be Nonstatutory Stock Options.
     15.8. ACCELERATION UPON A CHANGE IN CONTROL. Except as otherwise provided in the Award Certificate or in an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant, in the event of a Change in Control or if a Participant’s employment is terminated without Cause or the Participant resigns for Good Reason within six months after the effective date of a Change in Control, then, in the discretion of the Committee (which may be exercised prior to or following any Change in Control), the Committee may determine (which determination may be selective and non-uniform among Participants) that: (i) all of that Participant’s outstanding Options, SARs and other Awards in the nature of rights that may be exercised may be terminated or may be accelerated to become fully exercisable, (ii) all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse, and/or (iii) the target payout opportunities attainable under all outstanding of that Participant’s performance-based Awards shall be deemed to have been fully earned based upon an assumed achievement of all relevant performance goals at the “target” level and there shall be pro rata payout to such Participant within thirty (30) days following the date of Change in Control or termination of employment based upon the length of time within the performance period that has elapsed prior to the date of Change in Control or termination of employment.
     15.9. DISCRETIONARY ACCELERATION. Regardless of whether an event has occurred as described in Section 15.7 or 15.8 above, and subject to Article 14 as to Qualified Performance-Based Awards, the Committee may in its sole discretion at any time determine that, upon the termination of service of a Participant, or the occurrence of a Change in Control, all or a portion of such Participant’s Options, SARs and other Awards in the nature of rights that may be exercised shall terminate or become fully or partially exercisable, that all or a part of the restrictions on all or a portion of the Participant’s outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards held by that Participant shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may be selective and non-uniform among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 15.9.
     15.10. TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A Participant’s Continuous Status as a Participant shall not be deemed to terminate (i) in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to cease to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Nonstatutory Stock Options.
     15.11. DEFERRAL. Subject to applicable law, the Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares or other property that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units, or the satisfaction of any requirements or goals with respect to Performance Awards, and Other Stock-Based Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.
     15.12. FORFEITURE EVENTS. The Committee may specify in an Award Certificate that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events. Such events may include, but are not limited to, termination of employment for cause, violation of material Company or Affiliate policies, breach of non-competition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate.
     15.13. SUBSTITUTE AWARDS. The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.
ARTICLE 16
CHANGES IN CAPITAL STRUCTURE
     16.1. GENERAL. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and the Committee may adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. In addition, the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, (v) that performance targets and performance periods for Performance Awards will be modified, consistent with Code Section 162(m) where applicable, or (vi) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 and 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor. To the extent that any adjustments made pursuant to this Article 16 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonstatutory Stock Options.
ARTICLE 17
AMENDMENT, MODIFICATION AND TERMINATION
     17.1. AMENDMENT, MODIFICATION AND TERMINATION.
     (a) The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, (i) materially increase the benefits accruing to Participants, (ii) materially increase the number of Shares available under the Plan, (iii) expand the types of awards under the Plan, (iv)

materially expand the class of participants eligible to participate in the Plan, (v) materially extend the term of the Plan, or (vi) otherwise constitute a material change requiring stockholder approval under applicable laws or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board or Committee may condition any amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations.
     (b) No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or Stock Appreciation Right for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise price or base value of such Award).
     17.2. AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:
     (a) Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or Stock Appreciation Right for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);
     (b) The original term of an Option may not be extended without the prior approval of the stockholders of the Company; and
     (c) Except as otherwise provided in Article 16, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the stockholders of the Company.
ARTICLE 18
GENERAL PROVISIONS
     18.1. NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).
     18.2. NO STOCKHOLDER RIGHTS. No Award gives a Participant any of the rights of a stockholder of the Company unless and until Shares are in fact issued to such Participant in connection with the Award.
     18.3. WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan or an Award. If Shares are permitted to be surrendered to the Company to satisfy tax obligations in excess of the minimum tax withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as the Committee may determine. The Company shall have the authority to require a Participant to remit cash to the Company in lieu of the surrender of Shares for tax withholding obligations if the Committee so determines. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes.
     18.4. NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.
     18.5. UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. This Plan is not intended to be subject to ERISA.
     18.6. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless specifically provided otherwise in such other plan.
     18.7. EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.
     18.8. TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
     18.9. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.
     18.10. FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.
     18.11. GOVERNMENT AND OTHER REGULATIONS.
     (a) Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.
     (b) Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

     18.12. GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Delaware.
     18.13. ADDITIONAL PROVISIONS. Each Award Certificate may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of the Plan.
     18.14. NO LIMITATIONS ON RIGHTS OF COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.
     18.15. INDEMNIFICATION. Each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Article 4 shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
     18.16. FOREIGN PARTICIPANTS. In order to facilitate the granting of Awards to Eligible Participants who are foreign nationals or who are employed outside of the United States of America, the Committee may provide for such special terms and conditions, including without limitation substitutes for Awards, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Committee may approve any supplements to, or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for the purposes of this Section 18.16 without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such documents as having been approved and adopted pursuant to properly delegated authority; provided, that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the spirit of this Plan, as then in effect. Participants subject to the laws of a foreign jurisdiction may request copies of, or the right to view, any materials that are required to be provided by the Company pursuant to the laws of such jurisdiction.
     18.17. NOTICE. Except as otherwise provided in this Plan, all notices or other communications required or permitted to be given under this Plan to the Company shall be in writing and shall be deemed to have been duly given if delivered personally or mailed, postage pre-paid, as follows: (i) if to the Company, at its principal business address to the attention of the Secretary; and (ii) if to any Participant, at the last address of the Participant known to the sender at the time the notice or other communication is sent.
     18.18. INUREMENT OF RIGHTS AND OBLIGATIONS. The rights and obligations under this Plan and any related documents shall inure to the benefit of, and shall be binding upon, the Company, its successors and assigns, and the Participants and their beneficiaries.
     18.19. COSTS AND EXPENSES. Except as otherwise provided herein, the costs and expenses of administering this Plan shall be borne by the Company, and shall not be charged to any Award nor to any Participant receiving an Award. Costs and expenses associated with the redemption or exercise of any Award under this Plan, including, but not limited to, commissions charged by any agent of the Company, may be charged to the Participant.

APPENDIX B
NON-EMPLOYEE DIRECTOR STOCK OPTION AND RETAINER PLAN
OF
PFSWEB, INC.
          WHEREAS, PFSweb, Inc., a Delaware corporation (the “Company”) has adopted that certain 1999 Non-Employee Director Stock Option and Retainer Plan (as amended to date, the “Plan”); and
          WHEREAS, subject to the requisite approval of the Company’s stockholders at the Company’s 2009 Annual Meeting of Stockholders, the Company has authorized and adopted certain amendments to the Plan;
          NOW, THEREFORE, in order to implement and effectuate said amendments, the Plan, as so amended, shall read as follows:
          PFSweb, Inc., a corporation organized under the laws of the State of Delaware, hereby adopts this Non-Employee Director Stock Option and Retainer Plan. The purposes of this Plan are as follows:
          (1) To further the growth, development and financial success of the Company by providing incentives to its non-employee Directors by assisting them to become owners of the Company’s Common Stock and thus to benefit directly from its growth, development and financial success.
          (2) To enable the Company to obtain and retain the services of qualified non-employee Directors in order to contribute to the long-range success of the Company by providing and offering them an opportunity to become owners of the Company’s Common Stock.
ARTICLE I
DEFINITIONS
          Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.
Section 1.1 — Board
          “Board” shall mean the Board of Directors of the Company.
Section 1.2 — Code
          “Code” shall mean the Internal Revenue Code of 1986, as amended.
Section 1.3 — Committee
          “Committee” shall mean the Committee appointed by the Board, as provided in Section 6.1.
Section 1.4 — Company
          “Company” shall mean PFSweb, Inc., a Delaware corporation.
Section 1.5 — Director
          “Director” shall mean a member of the Board who is not an Employee.
Section 1.6 — Effective Date

          “Effective Date” shall mean July 1, 1999.
Section 1.7 — Employee
          “Employee” shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the Code) of the Company, or of any corporation which is then a Subsidiary.
Section 1.8 — Exchange Act
          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
Section 1.9 — Non-Qualified Option
          “Non-Qualified Option” shall mean an Option which is not an incentive stock option and is not qualified under Section 422 of the Code.
Section 1.10 — Officer
          “Officer” shall mean an officer of the Company, as defined in Rule 16a-1(f) under the Exchange Act, as such Rule may be amended in the future.
Section 1.11 — Option
          “Option” shall mean an option to purchase Common Stock of the Company granted under the Plan.
Section 1.12 — Optionee
          “Optionee” shall mean a Director to whom an Option is granted under the Plan.
Section 1.13 — Parent Corporation
          “Parent Corporation” shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
Section 1.14 — Plan
          “Plan” shall mean this Non-Employee Director Stock Option and Retainer Plan of PFSweb, Inc.
Section 1.15 — Retainer
          “Retainer” shall mean the annual cash retainer payable to each Director for services as a member of the Board and any committee or committees of the Board.
Section 1.16 — Rule 16b-3
          “Rule 16b-3” shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.
Section 1.17 — Secretary
          “Secretary” shall mean the Secretary of the Company.
Section 1.18 — Securities Act

          “Securities Act” shall mean the Securities Act of 1933, as amended.
Section 1.19 — Shares
          “Shares” shall mean shares of the Company’s Common Stock.
Section 1.20 — Subsidiary
          “Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
Section 1.21 — Termination
          “Termination” shall mean the time when the Director no longer serves as a member of the Board, including, but not by way of limitation, a termination by resignation, discharge, death or retirement.
ARTICLE II
SHARES SUBJECT TO PLAN
Section 2.1 — Shares Subject to Plan
          The Shares of stock subject to this Plan shall be shares of the Company’s Common Stock. The aggregate number of such Shares which may be issued pursuant to this Plan shall be 155,643.
Section 2.2 — Unexercised Options
          If any Option expires or is canceled without having been fully exercised, the number of Shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation, may again be optioned hereunder, subject to the limitations of Section 2.1.
Section 2.3 — Changes in Company’s Shares
          In the event that the outstanding Shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, or in the event of any other capital transaction involving the outstanding shares of Common Stock of the Company as the Committee shall determine in its sole discretion, whether by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, combination of shares or otherwise, appropriate adjustments shall be made by the Committee in the number and kind of Shares which may be issued hereunder, including adjustment to the number, exercise price and kind of shares for the purchase of which Options may be granted, and further including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued hereunder and adjustments to the number of Options set forth in Section 3.5 below.
ARTICLE III
RETAINER FEES AND GRANTING OF OPTIONS
Section 3.1 — Payment of Retainer
          (a) Each Director may elect under the Plan to receive payment of any Retainer (in such installments as such Retainer shall be payable) in Shares, in lieu of cash, by submitting a written election (the

“Notice of Election”) to the Company. The Notice of Election shall become effective six months following the date of the Notice of Election or such earlier date as may be permitted under Rule 16b-3 (the “Election Effective Date”) and, from and after the Election Effective Date, all Retainers payable to the electing Director (whether in installments or otherwise) shall be payable in Shares in the manner set forth herein.
          (b) Subject to the foregoing, each Notice of Election shall become effective on its Election Effective Date and shall continue in effect until revoked by the electing Director in a written notice of revocation (the “Notice of Revocation”) delivered to the Company; provided, however, that no Notice of Revocation shall become effective until six months following the date of the Notice of Revocation or such earlier date as may be permitted under Rule 16b-3.
          (c) If no Notice of Election is submitted to the Company, and prior to any Election Effective Date, all Retainers shall be payable in cash.
Section 3.2 — Number of Shares
          The number of Shares to be issued to each Director electing to have his or her Retainer paid in Shares shall be determined by dividing the dollar amount of the then payable Retainer by the fair market value of the Shares as of the most recent trading day immediately prior to the date the Retainer is otherwise payable. No fractional Shares shall be issued and any fractional Share shall be rounded to the nearest whole Share. Subject to the terms and provisions hereof, all Shares shall be issued in certificate form in the name of the Director (or any designee) as promptly as practicable following the date of payment. For purposes of this Section, fair market value shall be determined in accordance with Section 4.2(b) below.
Section 3.3 — Eligibility
          Each Director shall be granted Options in accordance with the provisions set forth herein.
Section 3.4 — Non-Qualification of Options
          Each Option shall be a Non-Qualified Option.
Section 3.5 — Granting of Options
          Each person who is a Director immediately following each annual meeting of stockholders of the Company shall receive an Option to purchase 4,255 Shares as of the date of such annual meeting; provided that such Director shall have attended at least 75% of the meetings of the Board (which may include committee meetings) during the most recent completed fiscal year prior to such annual meeting (or such shorter period of time as such Director held office during such fiscal year).
ARTICLE IV
TERMS OF OPTIONS
Section 4.1 — Option Agreement
          Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as are consistent with the Plan.
Section 4.2 — Option Price
          (a) The price of the Shares subject to each Option shall be equal to 100% of the fair market value of such Shares on the date such Option is granted.

          (b) For purposes of the Plan, the fair market value of a Share of the Company’s Common Stock as of a given date shall be: (i) the closing price of a Share of the Company’s Common Stock on the principal exchange on which Shares of the Company’s Common Stock are then trading; or (ii) if such Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Company’s Common Stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Company’s Common Stock, in each case, on such date as reported by NASDAQ or such successor quotation system; or (iii) if such Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Company’s Common Stock, on such date, as determined in good faith by the Committee; or (iv) if the Company’s Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith.
Section 4.3 — Commencement of Exercisability
          (a) No Option may be exercised in whole or in part during the six months after such Option is granted.
          (b) Subject to the provisions hereof, each Option granted hereunder shall be subject to the following cumulative vesting schedule:
               (i) Until the date which is one year from the date of grant, the Option shall not be vested and shall not be exercisable as to any of the shares subject thereto; and
               (ii) From and after the date which is one year from the date of grant, the Option shall vest and be fully exercisable.
Section 4.4 — Expiration of Options
          No Option may be exercised to any extent after the first to occur of the following events:
               (i) The expiration of ten years from the date the Option was granted; or
               (ii) Except in the case of any Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of three months from the date of the Optionee’s Termination for any reason other than such Optionee’s death; or
               (iii) With respect to an Option held by an Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the date of the Optionee’s Termination for any reason other than such Optionee’s death unless the Optionee dies within said one-year period; or
               (iv) The expiration of one year from the date of the Optionee’s death with respect to all Options held by such Optionee.
Section 4.5 — Adjustments in Outstanding Options
          In the event that the outstanding Shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company, or in the event of any other capital transaction involving the outstanding shares of Common Stock of the Company as the Committee shall determine in its sole discretion, whether by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, combination of shares or otherwise, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee’s proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.
ARTICLE V
EXERCISE OF OPTIONS
Section 5.1 — Person Eligible to Exercise
          During the lifetime of the Optionee, only such Optionee may exercise an Option (or any portion thereof) granted to him; provided, however, that, unless otherwise prohibited by Rule 16b-3, an Optionee may transfer all or any portion of an Option to his spouse or immediate family member or any trust for the benefit thereof or as the Committee may otherwise permit in its sole discretion. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee’s will or under the then applicable laws of descent and distribution.
Section 5.2 — Partial Exercise
          At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan, such Option or portion thereof maybe exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.
Section 5.3 — Manner of Exercise
          An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement:
          (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and
          (b) (i) Full payment (in cash or by check) for the Shares with respect to which such Option or portion is thereby exercised; or
               (ii) Subject to the consent of the Committee, (A) Shares of the Company’s Common Stock owned by the Optionee duly endorsed for transfer to the Company or (B) subject to the timing requirements of Section 5.4, Shares of the Company’s Common Stock issuable to the Optionee upon exercise of the Option, with a fair market value (as determined under Section 4.2(b)) on the date of Option exercise equal to the aggregate Option price of the Shares with respect to which such Option or portion is thereby exercised; or
               (iii) Any combination of the consideration provided in the foregoing subsections (i) and (ii); and
          (c) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; provided, that, with the consent of the Committee, any combination of the following may be used to make all or part of such payment: (i) Shares of the Company’s Common Stock owned by the Optionee duly endorsed for transfer or (ii) subject to the timing requirements of Section 5.4, Shares of the Company’s Common Stock issuable to the Optionee upon exercise of the Option, valued in accordance with Section 4.2(b) at the date of Option exercise; and
          (d) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on Share certificates and issuing stop-transfer orders to transfer agents and registrars; and
          (e) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.
Section 5.4 — Certain Timing Requirements
          Shares of the Company’s Common Stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option price or the tax withholding consequences of such exercise only with the consent of the Committee and (i) during the trading window period following the date of release of the quarterly or annual summary statement of sales and earnings of the Company as may be established by the Company for its senior executives from time to time or (ii) pursuant to an irrevocable written election by the Optionee to use Shares of the Company’s Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes made at least six months prior to the payment of such Option price or withholding taxes.
Section 5.5 — Conditions to Issuance of Stock Certificates
          The Shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued Shares or issued Shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for Shares of stock issued in payment of any Retainer or purchased upon the exercise of any Option or portion thereof prior to the fulfillment of all of the following conditions:
          (a) The admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; and
          (b) The completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, if any such registration or qualification may be necessary or advisable; and
          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which may be necessary or advisable; and
          (d) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and
          (e) The lapse of such reasonable period of time following the exercise of the Option as the Secretary of the Company may establish from time to time for reasons of administrative convenience.
ARTICLE VI
ADMINISTRATION
Section 6.1 — Committee
          The Plan shall be administered by the Committee which shall consist of two or more members of the Board, as the Board may appoint from time to time; provided, however that, in the absence of such appointment, the Plan shall be administered by the Board (in which event the term “Committee” as used herein shall mean the Board); provided, further, however, that, notwithstanding the foregoing, the Plan shall be construed, interpreted, implemented and administered in a manner sufficient to comply with the provisions of Rule 16b-3, and, in particular, in order to provide that the members of the Committee shall at all times satisfy the requirements set forth therein.

Section 6.2 — Duties and Powers of Committee
          It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.
Section 6.3 — Majority Rule
          The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.
Section 6.4 — Compensation; Professional Assistance; Good Faith Actions
          Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.
ARTICLE VII
OTHER PROVISIONS
Section 7.1 — Options Not Transferable
          Except as set forth in Section 5.1 hereof, no Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution.
Section 7.2 — Amendment, Suspension or Termination of the Plan
          The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee; provided, however, that no amendment or modification which requires shareholder approval under Rule 16b-3, if any, shall be effective in the absence of such approval. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan. The Plan shall terminate and no Option be granted under this Plan after December 31, 2017.
Section 7.3 — Approval of Plan by Shareholder(s)
          This Plan will be submitted for the approval of the Company’s shareholder(s) within 12 months after the date of the Board’s initial adoption of the Plan. No Options shall be granted prior to such shareholder approval. The Company shall take such actions with respect to the Plan as may be necessary to satisfy the requirements of Rule 16b-3(b).

Section 7.4 — Effect of Plan Upon Other Option and Compensation Plans
          The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary to (a) establish any other forms of incentives or compensation for employees and Directors of the Company, any Parent Corporation or any Subsidiary or (b) grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.
Section 7.5 — Titles
          Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.
Section 7.6 — Conformity to Securities Laws and Section 409A(d) of the Code
          The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3, as well as of Section 409A(d) of the Code. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Please mark your votes as indicated in this example	☒

Item 1. ELECTION OF DIRECTORS	FOR	WITHHOLD	*EXCEPTIONS
	ALL	FOR ALL
Nominees:

01 David I. Beatson 02 James F. Reilly	☐	☐	☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)

		FOR	AGAINST	ABSTAIN
Item 2.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to reduce authorized shares	☐	☐	☐

Item 3.	To approve amendments to the Company’s 2005 Employee Stock and Incentive plan	☐	☐	☐

Item 4.	To approve an amendment to the Company’s Non-Employee Director Stock Option and Retainer Plan	☐	☐	☐

Item 5.	Ratification of Appointment of Independent Auditors	☐	☐	☐

*Exceptions

In their discretion, the proxies are authorized to vote upon such other business as may properly be presented at the meeting OR any adjournments or postponements thereof.

Mark Here for Address Change or Comments SEE REVERSE	☐

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▲    FOLD AND DETACH HERE   ▲
WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

PFSWEB, INC.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders
The Proxy Statement and the 2008 Annual Report to Stockholders are available at:
http://bnymellon.mobular.net/bnymellon/pfsw

INTERNET
http://www.proxyvoting.com/pfsw
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR

TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy Card and return it in the enclosed postage-paid envelope.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

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PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PFSweb, Inc.
     The undersigned hereby appoints Thomas J. Madden and Cindy Almond as proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of PFSweb, Inc. standing in the name of the undersigned with all powers that the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held June 5, 2009 or any adjournment thereof.
     This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL.
(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments
(Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

▲  FOLD AND DETACH HERE  ▲
You can now access your BNY Mellon Shareowner Services account online.
Access your BNY Mellon Shareowner Services shareholder/stockholder account online via Investor ServiceDirect® (ISD).
The transfer agent for PFSweb, Inc. now makes it easy and convenient to get current information on your shareholder account.
•	View account status

•	View certificate history

•	View book-entry information
•	View payment history for dividends

•	Make address changes

•	Obtain a duplicate 1099 tax form

•	Establish/change your PIN

Visit us on the web at http://www.bnymellon.com/shareowner/isd
For Technical Assistance Call1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time
www.bnymellon.com/shareowner/isd
Investor ServiceDirect®
Available 24 hours per day, 7 days per week
TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.
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